UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

LQR HOUSE INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LQR HOUSE INC.
6800 Indian Creek Dr. Suite 1E

Miami Beach, FL 33141
(786) 389-9771
www.lqrhouse.com

November 26, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of LQR House Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually via live webcast on Thursday, December 19, 2024 at 2:00 p.m. Eastern Time.

Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting

We are making available to you the accompanying Notice of Annual Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about November 26, 2024. We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Our proxy material are also electronically available at https://web.viewproxy.com/LQRHouse/2024. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on October 30, 2024 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of LQR House Inc.

Sincerely,

/s/ Sean Dollinger
Sean Dollinger

Director and Chief Executive Officer

LQR HOUSE INC.
6800 INDIAN CREEK DR. SUITE 1E

MIAMI BEACH, FL 33141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ON
THURSDAY, DECEMBER 19, 2024 AT 2:00 PM, EASTERN TIME

VIA A LIVE WEBCAST ONLY

ITEMS OF BUSINESS:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of LQR House Inc. (“LQR,” “LQR House,” or the “Company”) will be held virtually via live webcast on Thursday, December 19, 2024 at 2:00 p.m. Eastern Time for the following purposes:

(1)

to elect Sean Dollinger, Alexandra Hoffman, Gary Herman, James Huber, James O’Brien, Hong Chun Yeung, Yilin Lu, and David Lazar as directors of the Board of Directors of the Company to serve until the 2025 Annual Meeting of the Stockholders of the Company;

(2)	to approve the terms of (i) the Securities Purchase Agreement dated October 15, 2024, and (ii) the warrants to be issued pursuant to the terms thereof, as well as the ancillary agreements entered pursuant thereto, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Compliance Proposal”);

(3)

to approve amendments to the LQR House Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”) to increase the total number of shares of the Company’s common stock subject to the 2021 Plan by an additional 2,928,750 shares (the “2021 Plan Amendment Proposal”);

(4)

to consider and vote on a proposal to approve an amendment (the “Reverse Stock Split Amendment”) to the Articles of Incorporation of the Company to provide for a reverse stock split (the “Reverse Stock Split”) of the common stock of the Company, that will be at a ratio ranging from one for two (1:2) to one for six (1:6) (the “Split Ratio Range”), the final determination of which shall be determined by the Board of Directors, and to authorize the Board of Directors to effect the Reverse Stock Split at their discretion (the “Reverse Stock Split Proposal”);

(5)	to ratify the appointment of dbbmckennon as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”); and

(6)

to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (“Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the election of each director nominee (Proposal 1), “FOR” the Nasdaq Compliance Proposal (Proposal 2), “FOR” the approval of the 2021 Plan Amendment Proposal (Proposal 3), “FOR” the Reverse Stock Split Proposal (Proposal 4), “FOR” the Auditor Appointment Proposal (Proposal 5) and “FOR” the Adjournment Proposal (Proposal 6).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on October 30, 2024 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2023 Annual Report on Form 10-K (the “2023 Annual Report”), accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2023 Annual Report, this Notice and Proxy Statement at www.lqrhouse.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are collectively first being made available to stockholders on or about November 26, 2024 at https://web.viewproxy.com/LQRHouse/2024.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors

/s/ Sean Dollinger
Sean Dollinger

Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 19, 2024: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and the Proxy Statement are electronically available at https://web.viewproxy.com/LQRHouse/2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 19, 2024: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and Proxy Statement are electronically available at https://web.viewproxy.com/LQRHouse/2024.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” section of in the Company’s Annual Report on Form 10-K, filed with the SEC on April 1, 2024 and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

i

LQR HOUSE INC.
6800 Indian Creek Dr. Suite 1E

Miami Beach, FL 33141

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on December 19, 2024

The Board of Directors (the “Board”) of LQR House Inc., a Nevada corporation (“LQR,” “LQR House,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2024 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on December 19, 2024, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), our 2023 Annual Report to Stockholders (the “2023 Annual Report”), and form of proxy are collectively first being made available to stockholders on or about November 25, 2024.

The executive offices of the Company are located at, and the mailing address of the Company is 6800 Indian Creek Dr. Suite 1E, Miami Beach, FL 33141.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around November 26, 2024. In addition to delivering proxy materials to our stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at https://web.viewproxy.com/LQRHouse/2024.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Sean Dollinger, the Chief Executive Officer, and a Chairman of the Board, and Aleandra Hoffman, the Secretary and director of the Company, as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of eight (8) directors; (ii) the approval of the terms of the Securities Purchase Agreement dated October 15, 2024 and the warrants to be issued pursuant to the agreement, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC, the consummation of which would result in a “change of control” under the Nasdaq Rules (the “Nasdaq Compliance Proposal”); (iii) the approval of amendments to LQR House Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”) to increase the total number of shares of the Company’s common stock subject to the 2021 Plan by an additional 2,928,750 shares (the “2021 Plan Amendment Proposal”); (iv) approval of an amendment (the “Reverse Stock Split Amendment”) to the Articles of Incorporation to provide for a reverse stock split (the “Reverse Stock Split”) of the common stock of the Company, that will be at a ratio ranging from one for two (1:2) to one for six (1:6) (the “Split Ratio Range”), the final determination of which shall be determined by the Board of Directors and to authorize the Board of Directors to effect the Reverse Stock Split at their discretion (the “Reverse Stock Split Proposal”); (v) ratification of the appointment of dbbmckennon as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”); (vi) approval of adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting, and (vii) such other matters as may come before the meeting. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://web.viewproxy.com/LQRHouse/2024, and has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on Wednesday, December 19, 2024 at 2:00 p.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: How do I obtain the materials for the Annual Meeting?

A: We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around November 26, 2024. In addition to delivering proxy materials to stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. These proxy materials are also available electronically at https://web.viewproxy.com/LQRHouse/2024.

You may also view the following proxy materials on the Company’s website at www.lqrhouse.com:

●	the Company’s 2023 Annual Report; and

●	the Company’s 2024 Proxy Statement.

You may not vote on the Company’s website.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on October 30, 2024 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A:

You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at https://web.viewproxy.com/LQRHouse/2024 using your Virtual Control Number that is on the proxy card that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on December 15, 2024. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the questions “How do I vote” and “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 1:45 p.m. Eastern Time on December 19, 2024 and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 2:00 p.m. Eastern Time on December 19, 2024.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned LQR House common stock as of the close of business on the Record Date. Each share of LQR House common stock is entitled to one vote. As of the Record Date, the Company had 7,202,893 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of eight (8) directors to serve until the 2025 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;

●	the approval of the Nasdaq Compliance Proposal;

●	the approval of the 2021 Plan Amendment Proposal;

●	the approval of the Reverse Stock Split Proposal;

●	the approval of the Auditor Appointment Proposal; and

●	the approval of the Adjournment Proposal.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the approval of the Nasdaq Compliance Proposal;

●	“FOR” the approval of the 2021 Plan Amendment Proposal;

●	“FOR” the approval of the Reverse Stock Split Proposal;
●	“FOR” the approval of the Auditor Appointment Proposal; and

●	“FOR” the approval of the Adjournment Proposal.

Q. How do I vote?

A: Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain for the nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, Vstock Transfer LLC, or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions on the proxy card to vote by Internet or telephone.

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	During the meeting. Please see further instructions set forth below in the question “How do I vote at the Annual Meeting?”

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern time on December 15, 2024.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares virtually at the Annual Meeting, please see further instructions set forth below in the question “How do I vote at the Annual Meeting?”.

Q: How do I vote at the Annual Meeting?

A: You should have received the proxy card in the mail that described the methods of voting at the virtual Annual Meeting. If you plan to vote your shares virtually at the Annual Meeting, please follow instructions below.

If you are a stockholder of record, you must:

●

First register at https://web.viewproxy.com/LQRHouse/2024 by 11:59 p.m., Eastern time, on December 15, 2024. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-stockholder), but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit https://web.viewproxy.com/LQRHouse/2024 during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

●	Obtain a legal proxy from your broker, bank or other nominee.

●	Register at https://web.viewproxy.com/LQRHouse/2024 by 11:59 p.m., Eastern time, on December 15, 2024.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non- stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit https://web.viewproxy.com/LQRHouse/2024 during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 1:45 p.m. Eastern Time on December 19, 2024, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-893.

The Company urges you to vote before December 15, 2024 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: A person that is affiliated with Alliance Advisors, who is an independent inspector and not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the eight (8) nominees for directors named in this Proxy Statement (Proposal 1);

●	FOR the approval of the terms of (i) the Securities Purchase Agreement dated October 15, 2024, and (ii) the warrants to be issued pursuant to the terms of the agreement, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC (Proposal 2);

●	FOR the approval of an amendment to the 2021 Plan to increase the total number of shares subject to the 2021 Plan by an additional 2,928,750 shares (Proposal 3);

●

FOR the approval of a Reverse Stock Split Amendment to the Articles of Incorporation to provide for a Reverse Stock Split of the common stock of the Company, that will be at a Split Ratio Range, the final determination of which shall be determined by the Board of Directors, and of authorization of the Board of Directors to effect the Reverse Stock Split at their discretion (Proposal 4);

●	FOR the ratification of the selection by our Board of dbbmckennon as our independent auditor for the fiscal year ending December 31, 2024 (Proposal 5); and

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of the proposals listed above at the time of the Annual Meeting (Proposal 6).

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of dbbmckennon as our independent auditor for fiscal year 2024 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the eight (8) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Nasdaq Compliance Proposal, the 2021 Plan Amendment Proposal, the Reverse Stock Split Proposal, the Auditor Appointment Proposal and the Adjournment Proposal. Abstentions will be treated as votes against these proposals. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals other than the Auditor Appointment Proposal and the Adjournment Proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee of our Board (“Audit Committee”) will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Alliance Advisors, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6, that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Alliance Advisors via e-mail at virtualmeeting@viewproxy.com or via telephone at (866) 612-8937.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are eight (8) nominees recommended by the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2025 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Sean Dollinger, (ii) Alexandra Hoffman, (iii) Gary Herman, (iv) James Huber, (v) James O’Brien, (vi) Hong Chun Yeung, (vii) Yilin Lu, and (viii) David Lazar, and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided on pages 9 to 11. The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to LQR House and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he or she receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name (1)	Age	Position	Director Since	Board Committee
Sean Dollinger	42	Chief Executive Officer and Chairman	January 2023	None

Kumar Abhishek	47	Chief Financial Officer	—	—

Jaclyn Hoffman	34	Chief Marketing Officer	—	—

Alexandra Hoffman	36	Director, Secretary and Technical Writer	April 2023	None

Gary Herman	60	Director	August 2023	Audit; Compensation; Nominating and Corporate Governance - Chairman

James Huber	55	Director	August 2023	Audit; Compensation-Chairman; Nominating and Corporate Governance

James O’Brien	39	Director	August 2023	Audit-Chairman; Compensation; Nominating and Corporate Governance

David Lazar	34	President, Director	October 2024	None

Avraham Ben-Tzvi*	54	Director	October 2024	None

Hong Chun Yeung	41	Director Nominee	n/a	None

Yilin Lu	43	Director Nominee	n/a	None

*	Has not been nominated for election and will no longer be a member of the Board after the Annual Meeting.

Sean Dollinger has served as our Chief Executive Officer and as a member of our Board since January 2023, and he founded our company in January 2021. Mr. Dollinger has also been on the board of directors of Veg House Holdings Inc. since December 2022 and has served as its Chief Executive Officer from January 2023 to July 2023. Since December 2019 Mr. Dollinger has been involved in the founding and development of PlantX Life Inc. (CSE: VEGA), an exchange listed and public company in Canada. From June 2015 to February 2019, Mr. Dollinger acted as the Founder, Chief Executive Officer, and President of Lifeist Wellness Inc. (formerly Namaste Technologies Inc., or Namaste), a registered company under the Canadian securities laws that is a portfolio of wellness companies, where he oversaw the day-to-day operations of the company and its growth strategies. In October 2018, Mr. Dollinger became a part of a British Columbia Securities Commission compliance review of Namaste, a Canadian class action lawsuit, and a United States class action lawsuit, by way of his position as Chief Executive Officer and President of Namaste. For more information, see the risk factor in our Annual Report on Form 10-K for the year ended December 31, 2023 that starts “Our Chief Executive Officer and Director, Sean Dollinger, has been the subject of a compliance review that was initiated by the British Columbia Securities Commission, and has not formally been concluded.” Mr. Dollinger has a wealth of experience in e-commerce, where he has had success across numerous different digital markets. We believe that Mr. Dollinger is qualified to serve on our Board due to his extensive operational experience, background in ecommerce, and international capital markets experience.

Kumar Abhishek has served as our Chief Financial Officer since May 2023. Prior to joining our company as Chief Financial Officer, Mr. Abhishek was the owner and director of Boston Crest Private Limited, a knowledge processing output company located in India, where he simultaneously oversaw multiple companies’ financial and daily operations and was responsible for managing a team of 10+ accountants who assisted controllers and auditors in ensuring the financial success of each company. Through his work at Boston Crest, Mr. Abhisek has served as the director of finance and operations at PlantX Life Inc., a publicly listed company in Canada, since January 2020. Through his work at Boston Crest, Mr. Abhishek also served as our director of finance and operations from January 2021 to May 2023,. Moreover, at Aspen Communications Pvt LTD, another knowledge processing output company in India, he served as director of finance and operations at Lifeist Wellness Inc. (formerly Namaste Technologies Inc.) from November 2015 to October 2020. Mr. Abhishek holds a Bachelor of Computer Applications degree from Ranchi University, Ranchi, Jharkhand, India.

Jaclyn Hoffman has served as the Chief Marketing Officer for LQR House since January 2021, where she oversees internal design projects, as well as design projects for partnering brands. She is also responsible for brand development, brand communication, and digital campaigns. Since October 2021, Jaclyn has worked as the Creative Director at PlantX Life Inc, where she oversees all creative projects for PlantX and its subsidiaries. This role includes working closely with teams of graphic designers, copywriters, web developers, and email marketing specialists to support the overall marketing strategy with creative content. From November 2019 until September 2021, Ms. Hoffman worked as a Web Design and Development Manager for Falcon Marketing, LLC, a marketing and search engine optimization agency, where she worked with graphic designers and web developers to create optimized websites for a wide range of clients. From October 2018 to November 2019, Ms. Hoffman worked as a Branding Consultant for Joyva Corp, a specialty candy company founded in 1907, where she helped modernize the brand’s identity. From September 2016 to August 2018, Ms. Hoffman worked as a graphic designer for Lakeside Photoworks, a print, photo and signage shop in New Orleans, LA, where she was responsible for building the brand identity of several local businesses. Ms. Hoffman holds a Bachelor of Arts from McGill University in Montreal, QC, and an Associate in Graphic Design degree from Delgado Community College in New Orleans, LA.

Alexandra Hoffman has served as a member of our Board since April 2023. From January 2021 to May 2023 Ms. Hoffman provided the Company with marketing and branding services. On May 1, 2023, Ms. Hoffman entered into an employment agreement with the Company as a Technical Writer. Since January to October 2023, she served as the Chief Marketing Officer of Veg House Holdings Inc. where she oversaw all marketing activities from branding to web design and messaging both print and digital. Since March 2023, Ms. Hoffman has serves as a member of the Board of Directors and since October 2023 as the Chief Executive Officer of Veg House Holdings Inc. Since April 2019, Ms. Hoffman has served as Chief Marketing Officer and Director at PlantX Life Inc. (CSE: VEGA), where she oversees all marketing activities, manages design & development teams, digital marketing teams, and PlantX Life’s overall branding and messaging for all of its subsidiaries. Additionally, between June 2018 and June 2023, Ms. Hoffman has served as a Director of Marketing and Technical Writer at Falcon Marketing LLC, a marketing and search engine optimization agency, where she oversees all marketing activities within the agency and is responsible for Falcon Marketing’s overall strategy as well as tailored strategies for its clients. From May 2017 to June 2018, Ms. Hoffman served as a technical Writer and Marketing Manager at Fabuwood Cabinetry Corporation, a kitchen cabinet fabrication company, where she managed a team of designers and developers, wrote strategic content for marketing manuals and search engine optimization. Ms. Hoffman holds a Bachelor of Commerce degree from Concordia University in Montreal, Quebec. We believe that Ms. Hoffman is qualified to serve on our Board due to her background in branding and product/platform positioning as well as her previous experience as a senior member of other public companies.

Gary Herman was appointed to serve as a member of our Board in August 2023. Mr. Herman is a seasoned investor with many years of investment and business experience. From 2006 to 2021 he co-managed Strategic Turnaround Equity Partners, LP (Cayman) and its affiliates, focusing primarily on undervalued publicly traded securities. From January 2011 to August 2013, he was a managing member of Abacoa Capital Management, LLC, which managed Abacoa Capital Master Fund, Ltd., focused on a Global-Macro investment strategy. From 2005 to 2020, Mr. Herman was affiliated with Arcadia Securities LLC, a New York-based broker-dealer. From 1997 to 2002, he was an investment banker with Burnham Securities, Inc. From 1993 to 1997, he was a managing partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Since March 2005, Mr. Herman has served as a managing member at GH Ventures, LLC. Mr. Herman has a B.S. from the University at Albany with a major in Political Science and minors in Business and Music. Mr. Herman has many years of experience serving on the boards of private and public companies. He presently sits on the boards of Advent Technologies, Inc. (NASDAQ: ADN) since August 2024, SusGlobal Energy Corp. (OTCQB: SNRG) since April 2021, SRM Entertainment, Inc. (NASDAQ: SRM) since March 2022, Siyata Mobile, Inc. (NASDAQ: SYTA) since August 2023, and Virpax Pharmaceuticals, Inc. (NASDAQ: VRPX) since July 2024. Previously, he also served as a director of Safety Shot, Inc, a public company, from March 2022 until August 2023, of XS Financial, Inc. (CSE: XS) from September 2019 until September 2024, and as a director of Creative Learning Corp. (OTCBB: CLCN) from July 2017 to May 2020. Mr. Herman received a B.S. in Political Science from the University at Albany, with minors in Business and Music. We believe that Mr. Herman is qualified to serve on our Board due to his extensive background in investment services.

James Huber was appointed to serve as a member of our Board in August 2023. Mr. Huber has been serving as an officer, co-founder, and director of Blu Caliber Ventures, LLC, a management and venture firm for companies in the spirits space and patented beverage vessel, since July 2018. Starting in October 2021, Mr. Huber has worked as a Senior Vice President of Strategic Accounts at Siemens. From April 2014 to October 2021, Mr. Huber worked as a Vice President of Strategic Accounts at Siemens. From January 2012 to April 2014, Mr. Huber worked as an Executive VP of Major Accounts at Caradigm, a GE Healthcare and Microsoft Joint Venture. From August 2009 to January 2012, Mr. Huber worked as a Vice President of National Accounts at Microsoft Health Solutions Group. From December 2006 — August 2009, Mr. Huber worked as an Account executive at Microsoft Health Solutions Group. From April 2002 to November 2006, Mr. Huber worked as a Vice President of Enterprise IT Sales at GE Healthcare IT. From November 2000 to April 2002, Mr. Huber worked as an Account Manager of Clinical Systems at GE Healthcare. From July 1999 to July 2004, Mr. Huber owned his own retail store in Vail, Colorado, named Brighton Collectibles. From November 1993 to November 2000, Mr. Huber worked in the Western Territory Sales Department at Leegin Leather. Mr. Huber has a Bachelor of Science in Marketing from DePaul University, located in Chicago, Illinois. We believe that Mr. Huber is qualified to serve on our Board due to his experience in sales, marketing and strategy and business planning.

James O’Brien was appointed to serve as a member of our Board in August 2023. Mr. O’Brien is a Founder of Oakridge Law Professional Corporation ("Oakridge"), a boutique law firm based in Toronto, Ontario that specializes in M&A and Securities. Oakridge will officially open its doors January 6, 2025. Since October of 2024, Mr. O'Brien has operated Blackthorn Law Corporation, also specializing in M&A and Securities. From January 2019 to December 2023, Mr. O’Brien has been a partner at MLT Aikins LLP, one of Western Canada’s leading law firms, where he practices primarily in the areas of corporate and commercial law with a specific focus on mergers and acquisitions and corporate finance and securities. Before that, he joined MLT Aikins LLP as an associate attorney in 2012. Mr. O’Brien received his Bachelor of Laws degree from the University of Manitoba in 2010. He also received his Bachelor of Science degree from the University of Manitoba in 2007. Mr. O’Brien is admitted to practice law in Manitoba, Canada and has passed Levels 1 and 2 of the Chartered Financial Analyst programs. We believe that Mr. O’Brien is qualified to serve on our Board due to the combination of his extensive legal and finance background.

David E. Lazar was appointed to serve as a member of our Board and the President of the Company in October 2024. Mr. Lazar has served as the Chief Executive Officer of Titan Pharmaceuticals Inc. listed on the Nasdaq (TTNP) since August 2022, where he also served as a director and board chairman from August 2022 until October 2023. On December 28, 2023, Mr. Lazar was appointed Chief Executive Officer and to the board of directors of Minim, Inc. (NASDAQ: MINM). Mr. Lazar has successfully served as a custodian to numerous public companies across a wide range of industries, including without limitation, C2E Energy, Inc. (OTCMKTS: OOGI), China Botanic Pharmaceutical Inc. (OTCMKTS: CBPI), One 4 Art Ltd., Romulus Corp., Moveix, Inc., Arax Holdings Corp. (OTCMKTS: ARAT), ESP Resources, Inc. (OTCMKTS: ESPIQ), Adorbs, Inc., Exobox Technologies Corp. (OTCMKTS: EXBX), Petrone Worldwide, Inc. (OTCMKTS: PFWIQ), Superbox, Inc. (OTCMKTS: SBOX), Sino Green Land Corp. (OTCMKTS: SGLA), SIPP International Industries, Inc. (OTCMKTS: SIPN), Cereplast, Inc. (OTCMKTS: CERPQ), Energy 1 Corp. (OTCMKTS: EGOC), ForU Holdings, Inc. (OTCMKTS: FORU), China Yanyuan Yuhui National Education Group, Inc. (OTCMKTS: YYYH), Pan Global Corp. (OTCMKTS: PGLO), Shengtang International, Inc. (OTCMKTS: SHNL), Alternaturals, Inc. (OTCMKTS: ANAS), USA Recycling Industries, Inc. (OTCMKTS: USRI), Tele Group Corp., Xenoics Holdings, Inc. (OTCMKTS: XNNHQ), Richland Resources International Group, Inc. (OTCMKTS: RIGG), AI Technology Group, Inc., Reliance Global Group, Inc. (NASDAQ: RELI), Melt, Inc., Ketdarina Corp., 3D MarkerJet, Inc. (OTCMKTS: MRJT), Lvpai Group Ltd., Gushen, Inc., FHT Future Technology Ltd., Inspired Builders, Inc., Houmu Holdings Ltd. (OTCMKTS: HOMU), Born, Inc. (OTCMKTS: BRRN), Changsheng International Group Ltd., Sollensys Corp. (OTCMKTS: SOLS), Guozi Zhongyu Capital Holdings Co. (OTCMKTS: GZCC) and Cang Bao Tian Xia International Art Trade Center, Inc. We believe that Mr. Lazar is qualified to serve on our Board due to his extensive experience serving on the boards of other public companies.

Avraham Ben-Tzvi was appointed to serve as a member of our Board in October 2024. Mr. Ben-Tzvi is the founder of ABZ Law Office, a boutique Israeli law firm specializing in corporate & securities laws, commercial law & contracts, and various civil law matters, as well as providing outsourced general counsel services for publicly traded as well as private companies and corporations, which he established in January 2017. Mr. Ben-Tzvi served as a Board member of OpGen, Inc. (NASDAQ: OPGN) from March 2024 to August 2024. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, amongst other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in several business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Since December 2023, Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Minim, Inc. (NASDAQ: MINM), a company which delivered smart software-driven communications products under the globally recognized Motorola brand and Minim® trademark. Since August 2022, Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Titan Pharmaceuticals, Inc. (NASDAQ: TTNP), a pharmaceutical company, where he is also Chair of the Nominating Committee. Mr. Ben-Tzvi is a licensed attorney and member of the Israel Bar Association and is also licensed as a Notary by the Israeli Ministry of Justice. We believe that Mr. Ben-Tzvi is qualified to serve on our Board due to his extensive legal experience and knowledge in the fields of civil-commercial law and corporate and securities law, and his previous public company and commercial business experience.

Hong Chun Yeung was nominated to serve on the Board in November 2024 upon approval of the stockholders of the Company. Hong Chun Yeung has been serving as a Director of Zhonghui Anda CPA, a CPA firm, specializing in audit and assurance, starting August 2014. Prior to that, he had worked in international firm RSM Hong Kong for over five years. He has around 13-year experience in auditing and business consultation. He has extensive experience in providing audit and assurance service, M&A advisory service and pre-listing advisory service to listed and pre-listing companies operating in a variety of industries including manufacturing, mining, logistics, engineering, etc. Mr. Hong Chun Yeung holds a Bachelor of Business Administration degree in Accounting from Hong Kong Baptist University. He is a practicing member of the Hong Kong Institute of Certified Public Accountant. We believe that Mr. Hong Chun Yeung is qualified to serve on our Board due to his accounting experience as well as experience in providing advisory services to listed company.

Yilin Lu was nominated to serve on the Board in November 2024 upon approval of the stockholders of the Company. Since June 2023, Mr. Lu has served as the Founder and CEO of Senchi Morgan Capital Market and Senchi Morgan Asset Management, broker dealers and asset management firms. Mr. Lu started his investment banking career at Goldman Sachs in 2006. He joined China International Capital Corporation (CICC) later and was named the responsible offer of CICC US Securities (Hong Kong) Ltd in 2011. He also held positions as managing director with Cantor Fitzgerald Capital Markets in Hong Kong, Which he left to set up his own investment bank in 2016. From July 2018 to June 2023, Mr. Lu served as a Founder and the CEO of Cheung On Securities Limited, a broker dealer and asset management firm. He has over 15 years of experience in equity investment and trading. Mr. Lu is a Chartered Financial Analyst (CFA) and a Financial Risk Manager (FRM). We believe that Mr. Lu is qualified to serve on our Board due to his experience in portfolio management, investment analysis, financial analysis and reporting as well as financial advisory services.

Family Relationships

Alexandra Hoffman, a member of our board of directors and a Technical Writer for the Company, and Jaclyn Hoffman, our Chief Marketing Officer, are sisters. There are no other family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Articles of Incorporation, as corrected and amended (“Articles of Incorporation”), and bylaws, the charters for each Board committee, the Company’s Code of Ethics and Business Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://invest.lqrhouse.com/governance-documents/.

Board Composition/Election

Our Board presently consists of seven (7) directors whose terms expire at this Annual Meeting. Our directors are elected annually.

The Board has fixed the number of directors at eight (8) to be effective from the date of the Annual Meeting.

As discussed in more detail later in this section, the Board has determined that five (5) of the eight (8) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

During fiscal year 2023, the Board did not meet in person or via video or teleconference and acted by unanimous written consent approximately forty (40) times.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, independence, understanding of the Company’s business or other related industries, the interplay of his or her experience with the experience of other Board members, his or her ability to contribute to the effective management of the Company, the extent to which he or she would be a desirable addition to the Board and any of its committees, and such other more specific factors that the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

Except as described in the Proposal 2 of this Proxy Statement, there are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Nominees for Director

The Board nominated Sean Dollinger, Alexandra Hoffman, Gary Herman, James Huber, James O’Brien, Hung Chung Yeung, Yilin Lu, and David Lazar to stand for election for the eight (8) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2025 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

To be timely, a stockholder’s notice shall be delivered to the Secretary by registered mail at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. In the event that an annual meeting has not been previously held, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Secretary, LQR House Inc., 6800 Indian Creek Dr. Suite 1E, Miami Beach, FL 33141.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Ethical Guidelines

LQR House’s Code of Ethics and Business Conduct (“Code of Ethics”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our corporate website at https://invest.lqrhouse.com/governance-documents/. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the 3 years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; and

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Gary Herman, James Huber, James O’Brien, and Avraham Ben-Tzvi are independent directors of the Company, and when elected, Hung Chung Yeung and Yilin Lu will be independent directors of the Company.

Role of Board in Risk Oversight Process

The board of directors oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing our company. In this regard, our board seeks to understand and oversee critical business risks. Our board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

While the board oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Much of this work has been delegated to committees, which will meet regularly and report back to the full board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risk associated with management decisions and strategic direction.

Board Committees

The Board has established three standing committees: (i) Audit Committee; (ii) Compensation Committee of the Board (“Compensation Committee”); and (iii) Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee.

James Huber, James O’Brien, and Gary Herman, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s rules serve on our audit committee with James O’Brien serving as the chairman. Our board has determined that James O’Brien qualifies as an “audit committee financial expert.” The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and principal financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter.

Compensation Committee.

James Huber, James O’Brien, and Gary Herman, each of whom satisfies the “independence” requirements of Rule 10C-1 under the Exchange Act and Nasdaq’s rules serve on our compensation committee, with James Huber serving as the chairman. The members of the compensation committee are also “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “non-employee directors” within the meaning of Section 16 of the Exchange Act. The compensation committee assists the board in reviewing and approving the compensation structure, including all forms of compensation relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the board regarding the compensation of our independent directors; (iii) making recommendations to the board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter.

Nominating and Corporate Governance Committee.

James Huber, James O’Brien, and Gary Herman, each of whom satisfies the “independence” requirements of Nasdaq’s rules, serve on our nominating and corporate governance committee, with Gary Herman, serving as the chairman. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the board by reviewing nominees for election to the board submitted by stockholders and recommending to the board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the board; (ii) advising the board with respect to board organization, desired qualifications of board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with our Code of Ethics; and (v) approving any related party transactions.

The nominating and corporate governance committee’s methods for identifying candidates for election to our board of directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources — members of our board of directors, our executives, individuals personally known to the members of our board of directors, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other board members; (iii) the extent to which the candidate would be a desirable addition to the board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of our company, taking into account the needs of our company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

In addition, our board of directors may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our board of directors.

Insider Trading Policy

In March 2024, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. Our insider trading policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. James O’Brien, who serves as Chairman, James Huber, and Gary Herman. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. O’Brien, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. O’Brien has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://invest.lqrhouse.com/governance-documents/.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee did not have official meetings during the fiscal year ended 2023. The Committee signed one (1) unanimous written consent during the fiscal year ended 2023. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors, without the presence of the Company’s management. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2023 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with dbbmckennon matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from dbbmckennon required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

James O’Brien, Chairman

James Huber

Gary Herman

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following summary board compensation table provides information regarding the Board compensation paid during our fiscal year ended December 31, 2023 to our Board members. Only our independent directors received compensation for being directors during fiscal year 2023.

	Cash Compensation	Equity Compensation		Total Compensation
Gary Herman	$18,000	$249,900	(1)	$267,900
James Huber	12,000	249,900	(2)	261,900
James O’Brien	16,000	249,900	(3)	265,900
Jay Dhaliwal(4)	3,000	16,933	(5)	19,933
	$49,000	$766,633		$815,633

(1)	Consists of 1,250 RSUs, none of which has vested.

(2)	Consists of 1,250 RSUs, none of which has vested.

(3)	Consists of 1,250 RSUs, none of which has vested.

(4)	Resigned from his position in October 2024.

(5)	Consists of 500 RSUs, none of which has vested.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information concerning all cash and non-cash compensation that have been or will be awarded to, earned by or paid during our fiscal year ended December 31, 2023 and December 31, 2022 to our Chief Executive Officer (principal executive officer) and our Chief Financial Officer. We refer to these individuals as our “named executive officers” (“NEO”) None of our other executives received compensation in excess of $100,000 during 2023 or 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Sean Dollinger,	2023	337,572	100,000	5,000,100	(3)	-	-		5,437,672
Chief Executive Officer	2022	-	-	-		-	144,000	(1)	144,000

Kumar Abhishek,	2023	88,600	25,000	-		-	-		113,600
Chief Financial Officer	2022	-	-	-		-	62,400	(2)	62,400

(1)	On January 1, 2021, Sean Dollinger and the Company entered into an independent contractor agreement, pursuant to which the Company pays Mr. Dollinger $12,000 per month for consulting services. This agreement was in effect until the consummation of the Company’s IPO.

(2)	On January 1, 2021, the Company entered into an independent contractor agreement with Boston Crest Pvt. Ltd, a private company limited organized under the laws of India owned by Kumar Abhishek, our Chief Financial Officer as of May 2023, pursuant to which the Company paid Boston Crest $5,200 per month for its business management consulting services. This agreement was in effect until May 1, 2023.

(3)	Represents the grant-date fair value of 16,667 restricted stock units issued to Mr. Dollinger in 2023.

Employment Agreements

We have executed the following employment agreements and consulting agreements with our NEOs. The material terms of each of those arrangements are summarized below. The summaries are not complete descriptions of all provisions of the employment arrangements and are qualified in their entirety by reference to the written employment arrangements, each filed as an exhibit to our 2023 Annual Report.

Under our employment agreement dated March 29, 2023, as amended on November 1, 2023, with our Chief Executive Officer, Sean Dollinger, effective as of the date of the consummation of the Company’s IPO, we agreed that, for a 1-year term renewed automatically, unless terminated earlier in accordance with its terms, we will pay Mr. Dollinger an annual base salary (the “Base Salary”) of $540,000. Mr. Dollinger will also be entitled to the following types of bonuses:

(i) an annual incentive bonus as determined by the Board of Directors within thirty (30) days of the filing of the Company’s annual reports with the SEC; and

(ii) a monthly performance bonuses (the “Bonuses”), payable on or before the fifteenth (15th) day of the calendar month immediately following the calendar month with respect to which the amount of the performance bonus is determined, commencing with the calendar month ending on November 30, 2023, in an amount equal to One Hundred Thousand Dollars ($100,000.00) for each One Million Dollars ($1,000,000.00) oft gross revenue generated through sales made on or through the website associated with the domain name www.cwspirits.com (or any successor website) (“Website Revenue”) for such calendar month; provided, that, within fifteen (15) days of the filing of each of the Company’s quarterly reports with the SEC, the amount of such bonuses for the months during the applicable fiscal quarter shall be adjusted, upwards or downwards, as the case may be, based on the Website Revenue for the applicable quarter as reported by the Company in its quarterly filing with the SEC for such quarter. Any such downwards adjustment shall require Mr. Dollinger to pay the amount of such downwards adjustment to the Company within ten (10) days of the determination of such adjustment. Any such upwards adjustment shall require the Company to pay the amount of such upwards adjustment to Mr. Dollinger within ten (10) days of the determination of such adjustment. Notwithstanding the foregoing, in no event shall the total amount of the Bonuses paid to the Executive in any one fiscal year exceed Five Million Dollars ($5,000,000.00).

Mr. Dollinger is entitled to 3 weeks of paid vacation for the first year of his employment and 4 weeks of paid vacation for the second and third years of his employment. The Company also provides standard indemnification and directors’ and officers’ insurance in addition to the ability to participate in standard employee benefits, such as health, medical, dental and visions insurance. Mr. Dollinger can be terminated without cause and upon death or disability. Mr. Dollinger is also subject to certain confidentiality and non-competition provisions.

If Mr. Dollinger’s employment agreement is terminated by the Company without cause, all compensation payable to Mr. Dollinger shall cease as of the date of termination specified in the Company’s notice and the Company shall pay Mr. Dollinger, the following sums: (i) the Base Salary on the date of termination specified in the Company’s notice (the “Termination Date”) for the shorter of (x) six months and (y) the remainder of the term of the employment agreement (the “Term”) (the applicable period being referred to as the “Severance Period”), payable in monthly installments; (ii) benefits under group health and life insurance plans in which Mr. Dollinger participated prior to termination through the Severance Period; (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any such benefits under the Company’s pension, disability, and life insurance plans, policies, and programs; and (iv) so long as the Company has achieved its budgeted EBITDA level for the period commencing with the end of the Company’s immediately previous fiscal year through the Termination Date, an amount equal to the product of the bonus paid to Mr. Dollinger in respect of the immediately preceding fiscal year times the quotient obtained by dividing (x) the number of full calendar months occurring since the end of the immediately previous fiscal year through the Termination Date, by (y) 12.

If, prior to the date on which the Company’s obligations to pay Mr. Dollinger the Base Salary on the Termination Date cease, Mr. Dollinger certain covenants as listed in his employment agreement, then the Company shall have no obligation to make any of the payments that remain payable by the Company in the form of Base Salary or benefits on or after the date of such violation. The payment of severance may be conditioned by the Company on the delivery by Mr. Dollinger of a release of any and all claims that Mr. Dollinger may have against the Company.

If the Employment Agreement is terminated by the Company for cause, death or disability, Mr. Dollinger (or his estate or representative as applicable) shall not receive the Base Salary but will receive all other sums.

Under our employment agreement dated May 1, 2023 with our Chief Financial Officer, Kumar Abhishek, effective as of May 1, 2023, we agreed that, for a 1-year term renewed automatically, unless terminated earlier in accordance with its terms, we will pay Mr. Abhishek an annual base salary (the “Base Salary”) of $72,000, which will increase by no less than 5% on each anniversary of his employment. Mr. Abhishek will be eligible to receive an annual incentive bonus as determined by the Board of Directors within thirty (30) days of filing of the Company’s annual reports. Mr. Abhishek is entitled to 3 weeks of paid vacation for the first year of his employment and 4 weeks of paid vacation for the second and third years of his employment. The Company also provides standard indemnification and directors’ and officers’ insurance in addition to the ability to participate in standard employee benefits, such as health, medical, dental and visions insurance. Mr. Abhishek can be terminated without cause and upon death or disability. Mr. Abhishek will also be entitled to certain severance payments if his employment is terminated with or without cause and on death or disability. Mr. Abhishek is also subject to certain confidentiality and non-competition provisions. Mr. Abhishek’s employment agreement with the Company is conditioned upon him working at least 35 hours per week as our Chief Financial Officer.

If Mr. Abhishek’s employment agreement is terminated by the Company without cause, all compensation payable to Mr. Abhishek shall cease as of the date of termination specified in the Company’s notice and the Company shall pay Mr. Abhishek, the following sums: (i) the Base Salary on the date of termination specified in the Company’s notice (the “Termination Date”) for the shorter of (x) six months and (y) the remainder of the term of the employment agreement (the “Term”) (the applicable period being referred to as the “Severance Period”), payable in monthly installments; (ii) benefits under group health and life insurance plans in which Mr. Abhishek participated prior to termination through the Severance Period; (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any such benefits under the Company’s pension, disability, and life insurance plans, policies, and programs; and (iv) so long as the Company has achieved its budgeted EBITDA level for the period commencing with the end of the Company’s immediately previous fiscal year through the Termination Date, an amount equal to the product of the bonus paid to Mr. Abhishek in respect of the immediately preceding fiscal year times the quotient obtained by dividing (x) the number of full calendar months occurring since the end of the immediately previous fiscal year through the Termination Date, by (y) 12.

If, prior to the date on which the Company’s obligations to pay Mr. Abhishek the Base Salary on the Termination Date cease, Mr. Abhishek certain covenants as listed in his Employment Agreement, then the Company shall have no obligation to make any of the payments that remain payable by the Company in the form of Base Salary or benefits on or after the date of such violation. The payment of severance may be conditioned by the Company on the delivery by Mr. Abhishek of a release of any and all claims that Mr. Abhishek may have against the Company.

If the employment agreement is terminated by the Company for cause, death or disability, Mr. Abhishek (or his estate or representative as applicable) shall not receive the Base Salary but will receive all other sums.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2023, no NEO holds any options, however, Sean Dollinger, our CEO, has 25,000 outstanding restricted stock units (“RSU”), none of which have vested, and have a grant-date fair value of $5,000,100. No other NEO holds any RSUs.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as November 26, 2024, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of a class of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 7,360,813 of common stock issued and 7,170,185 of common stock outstanding on November 26, 2024, plus, for each individual, any common stock that individual has the right to acquire within 60 days of November 26, 2024.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Title	Number	Percent(2)
Officers and Directors
Sean Dollinger(3)	Chief Executive Officer and Director	48,543	* %
Kumar Abhishek	Chief Financial Officer	417	* %
Jaclyn Hoffman	Chief Marketing Officer	1,460	* %
Alexandra Hoffman	Director and Technical Writer	834	* %
Gary Herman(4)	Director	-	-%
James Huber(5)	Director	-	-%
James O’Brien(6)	Director	-	-%
Jay Dhaliwal(7)	Director	-	-%
David Lazar(8)	Director and President	280,000	3.9%
Avraham Ben-Tzvi	Director	-	-%
Hung Chung Yeung	Director nominee	-	-%
Yilin Lu	Director nominee	-	-%
All Officers and Directors as a Group (total of 10 persons)		331,254	4.6%

5% Beneficial Owners of a Class of Voting Stock
MeiFang Group Ltd		821,818	11.5%
Justin Manuel		750,000	10.5%

*	Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our Company, LQR House Inc., 6800 Indian Creek Dr. Suite 1E, Miami Beach, FL 33141.

(2)	Based on 7,170,185 shares of common stock outstanding as of November 26, 2024.

(3)	Our board of directors determined it was in the best interests of the Company and its stockholders to grant Sean Dollinger an award of 25,000 RSUs, under the Company’s 2021 Plan, to compensate him for his employment with the Company. Mr. Dollinger was granted an award of 25,000 RSUs under the Company’s 2021 Plan, with one (1) RSU corresponding to one (1) share of common stock. The RSUs will only start vesting once the 2021 Plan has been amended to increase the number of shares reserved under the 2021 Plan to cover the issuance of the shares of common stock underlying the RSUs. Accordingly, these 25,000 RSUs are not reflected in this table.

(4)	Under the independent director agreement between Gary Herman and the Company, Mr. Herman was granted an award of 1,250 RSUs under the Company’s 2021 Plan, with one (1) RSU corresponding to one (1) share of common stock. The RSUs will only start vesting once the 2021 Plan has been amended to increase the number of shares reserved under the 2021 Plan to cover the issuance of the common shares underlying the RSUs. Accordingly, these 1,250 RSUs are not reflected in this table.

(5)	Under the independent director agreement between James Huber and the Company, Mr. Huber was granted an award of 1,250 RSUs under the Company’s 2021 Plan, with one (1) RSU corresponding to one (1) share of common stock. The RSUs will only start vesting once the 2021 Plan has been amended to increase the number of shares reserved under the 2021 Plan to cover the issuance of the common shares underlying the RSUs. Accordingly, these 1,250 RSUs are not reflected in this table.

(6)	Under the independent director agreement between James O’Brien and the Company, Mr. O’Brien was granted an award of 1,250 RSUs under the Company’s 2021 Plan, with one (1) RSU corresponding to one (1) share of common stock. The RSUs will only start vesting once the 2021 Plan has been amended to increase the number of shares reserved under the 2021 Plan to cover the issuance of the common shares underlying the RSUs. Accordingly, these 1,250 RSUs are not reflected in this table.

(7)	Resigned in October 2024. Under the independent director agreement between Jay Dhaliwal and the Company, Mr. Dhaliwal was granted an award of 500 RSUs under the Company’s 2021 Plan, with one (1) RSU corresponding to one (1) share of common stock. These RSUs were forfeited upon Mr. Dhaliwal resignation. Accordingly, these 500 RSUs are not reflected in this table.

(8)	Mr. Lazar has sold all 280,000 shares, but they have not yet been transfered

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding shares of common stock (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our common stock. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders did not comply with all Section 16(a) filing requirements as of Record Date as follows:

(i)	Mr. Sean Dollinger, Ms. Alexandra Hoffman, Ms. Jaclyn Hoffman, Mr. Kumar Abhishek, Mr. Gary Herman, Mr. James Huber, Mr. James O’Brien, Mr. Darren Collins, Mr. Guy Dollinger filed their Form 3s late in 2023.

(ii)	Mr. Jay Dhaliwal, our former director, failed to file his form 3 in August 2023. Mr. Dhaliwal filed his form 3 in April 2024 instead.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,”, no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Set forth below is a description of certain relationships and related person transactions since January 1, 2022, between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our voting securities that involve the lower of $120,000 or 1% of the average of total assets in the last two fiscal years. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

●	We, as buyer, and Dollinger Holdings LLC, Dollinger Innovations Inc., and Sean Dollinger, our Chief Executive Officer and a director, as sellers, are parties to an asset purchase agreement, dated March 19, 2021. Dollinger Holdings LLC and Dollinger Innovations Inc. are wholly owned by Sean Dollinger. Pursuant to the asset purchase agreement, the purchase price was equal to $4,000,000 (in addition to the assumption of assumed liabilities) and consisted of (i) 266,667 shares of our common stock (66,666 shares on a post-split basis) and (ii) US$220,000 in cash payable to Dollinger Holdings, LLC, and we obtained ownership of the assets and liabilities that constitute the SWOL brand and SWOL Tequila branding. The assets and liabilities constituting the SWOL Brand and SWOL Tequila branding were held in part by Dollinger Holdings LLC and Dollinger Innovations Inc.

●	We, CWS, and Ssquared are parties to an Exclusive Marketing Agreement dated April 1, 2021. Pursuant to that agreement, CWS and Ssquared granted us exclusive marketing rights regarding any of CWS and Ssquared’s products. Pursuant to that agreement, Sean Dollinger, our Chief Executive Officer and a director, and 50% owner of Ssquared, received 33,333 shares of our common stock (8,334 shares of common stock on a post-split basis), and KBROS, LLC, the owner of CWS and 50% owner of Ssquared, received 133,333 shares of our common stock (33,333 shares on a post-split basis).

●	We and Dollinger Holdings LLC are parties to an asset purchase agreement, the Soleil Vino Asset Purchase Agreement, dated May 31, 2021. Pursuant to that agreement, we purchased the assets and liabilities associated with the Soleil Vino wine club and its products, and Dollinger Holding LLC, wholly owned by Sean Dollinger, received $100,000 in cash, Sean Dollinger received 63,333 shares of our common stock (15,834 shares of common stock on a post-stock split basis), and Andrea Cooke received 3,333 shares of our common stock (834 shares of common stock on a post-stock split basis). In conjunction with the acquisition the Company entered into a finder’s fee agreement with a third party in which 6,667shares of our common stock were issued (1,667 shares of common stock on a post-stock split basis).

●	Mr. Gregory Hoffman, a brother of Ms. Alexandra Hoffman, our director, entered into an advisor agreement with the Company on June 1, 2023, pursuant to which the Company issued to Mr. Hoffman 12,500 shares of common stock.

●	We and 1226053 B.C. Ltd, our shareholder, are parties to a debt settlement agreement, dated September 27, 2023, pursuant to which the Company issued to 1226053 B.C. Ltd 19,130 shares of common stock. 1226053 B.C. Ltd is a legal entity owned and controlled by Mr. Avtar Dhaliwal, a brother of Mr. Jay Dhaliwal, our director at the time.

●	In August 2023, the Company entered into an independent contractor agreement with Catalyst LLC, for investor relations and advisory services with an entity for up to $1,000,000, for which the Company paid $500,000 through December 31, 2023. The contractor co-owns a company with the Company’s Chief Executive Officer, which is not controlled by LQR. Therefore, the contractor and his related entities are considered affiliates.

●	On October 15, 2024, we entered into a Securities Purchase Agreement with David E. Lazar, our President and Director, pursuant to which he will acquire 5,454,545 shares of our common stock at a price of $0.55 per share, and a five-year warrant to acquire up to 10,909,090 shares of common stock at the exercise price of $0.55 per share, for aggregate gross proceeds of $3.0 million.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

PROPOSAL 2

APPROVAL OF THE NASDAQ COMPLIANCE PROPOSAL (Item 2 on the Proxy Card)

Our stockholders are being asked to approve at the Annual Meeting, the terms of (i) the Securities Purchase Agreement dated October 15, 2024, and (ii) the terms of the warrant to be issued pursuant to the terms of the Securities Purchase Agreement, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC, as well as the issuance of the Purchase Shares (as defined below) and the maximum number of shares of common stock issuable under the Warrants that are to be issued by the Company.

Summary of the Transaction

On October 15, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), a copy of which is attached hereto as Annex A, with David E. Lazar (“Lazar”), pursuant to which he will acquire 5,454,545 shares (the “Purchase Shares”) of common stock, par value $0.0001 per share of the Company at a price of $0.55 per share, and a five-year warrant to acquire up to 10,909,090 shares of common stock at the exercise price of $0.55 per share (the “Warrant”, and together with the Purchased Shares, the “Purchased Securities”), for aggregate gross proceeds of $3.0 million (the “Purchase Price”). A copy of the Warrant is attached hereto as Annex B. The closing of the sale of the Purchase Shares shall occur on two separate closing dates. The Warrant will be issued on the second closing date.

Our Board of Directors unanimously adopted resolutions (i) exempting Lazar’s acquisition of the Purchased Securities from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and (ii) granting Lazar the right to sell, assign or otherwise transfer either the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) and/or his rights to acquire the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) pursuant to the Purchase Agreement (the “Securities Purchase Rights”), including by way of option for Lazar to sell and/or a transferee thereof to purchase, the Securities Purchase Rights.

The first closing under the Purchase Agreement occurred on October 16, 2024, and Lazar paid $606,000 for the issuance to Lazar of 1,101,818 Purchase Shares, which represented less than 20% of the Company’s outstanding common stock on October 15, 2024.

On the final closing date, Lazar (or any transferee of Lazar’s which acquires the Securities Purchase Rights, as defined below, hereinafter a “Lazar Transferee”) will pay the Company $2,394,000 for the issuance to Lazar (or Lazar Transferees) of 4,352,727 Purchase Shares and the Warrant. The final closing is subject to the satisfaction of certain closing conditions described in the Purchase Agreement, including stockholder approval of the terms of the Purchase Agreement and the Warrant (“Stockholder Approval”). The final closing is required to occur the business day after the Stockholder Approval has been obtained by the Company. Upon consummation of the final closing, Lazar (or Lazar Transferees) is expected to directly own close to a majority of the voting stock of the Company and beneficially own (which includes the shares underlying the Warrant) substantially more than a majority of the voting power of the Company’s voting stock.

The Company agreed in the Purchase Agreement not to issue any additional shares of common stock or securities convertible into common stock for a period of 180 days from the date of the final closing without the consent of Lazar Stockholder Approval has been obtained by the Company. The Company also agreed in the Purchase Agreement not to effect any variable rate transaction, including an at-the-market offering, until April 15, 2025.

The Warrant to be issued by the Company on the final closing date will contain anti-dilution provisions, pursuant to which if on or after the date of issuance of the Warrant and prior to April 15, 2025, the Company issues any shares of common stock or common stock equivalents at a price that is less than the current exercise price of the Warrant, subject to certain exceptions set forth in the Warrant, the exercise price of the Warrant will be reduced to the New Issuance Price (as defined below).

Pursuant to the Warrant, “New Issuance Price” means a price (calculated to the nearest cent) determined in accordance with the following formula: EP2 = EP1* (A + B) ÷ (A + C), where

●	“EP2” shall mean the adjusted exercise price of the Warrant;

●	“EP1” shall mean the exercise price in effect immediately prior to such issuance of shares of common stock;

●	“A” shall mean the number of shares of common stock outstanding immediately prior to such issue of additional shares of common stock including the issuance, sale or delivery of shares of common stock owned or held by or for the account of the Company, (treating for this purpose as outstanding all shares of common stock issuable upon exercise of options outstanding immediately prior to such issue or upon conversion or exchange of convertible securities outstanding (assuming exercise of any outstanding options therefor) immediately prior to such issue);

●	“B” shall mean the number of shares of common stock that would have been issued if such additional shares of common stock had been issued at an exercise price equal to EP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by EP1); and

●	“C” shall mean the number of such additional shares of common stock issued in such transaction.

Pursuant to the Purchase Agreement, in the event the Stockholder Approval is not obtained at the Annual Meeting, then the Company must call four subsequent meetings every 70 days in order to solicit such approvals. If such approvals are not obtained at the fourth meeting, the Company shall issue Lazar the Warrant with an adjusted exercise equal to the Minimum Price as defined under Nasdaq Rule 5635(d)(1)(A) plus $0.25 and the anti-dilution provisions of the Warrant shall be deleted.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Pursuant to the terms of the Purchase Agreement, David Lazar was appointed the President of the Company and a director of the Board, and Avraham Ben-Tzvi was appointment a director of the Board.

In connection with the transactions contemplated by the Purchase Agreement, the Company entered into settlement agreements and general and mutual release (each, the “Director Settlement Agreement”) with each of the following independent directors: James O’Brien, James Huber, Jay Dhaliwal, pursuant to which the Company settled outstanding liabilities amongst the parties.

In connection with the transactions contemplated by the Purchase Agreement, the Company entered into settlement and release agreements (each, the “Settlement Agreement”) with KBROS, LLC (“KBROS Settlement Agreement”), with South Doll Limited Partnership, with all officers of the Company or entities controlled by such officers, and with employees and contractors of the Company, listed in the Purchase Agreement, pursuant to which the Company settled outstanding liabilities amongst the parties for a total amount of $7,495,000.

We encourage you to read the Purchase Agreement and the Warrant Agreement, copies of which are attached hereto as Annexes A and B, respectively, as well as the Director Settlement Agreement, the Settlement Agreement and KBROS Settlement Agreement in their entirety, copies of which were previously filed as Exhibits 10.5, 10.6, and 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on October 18, 2024.

On November 21, 2024, Lazar sold 821,818 shares of common stock of the Company to MeiFang Group Ltd. On November 25, he sold 280,000 shares to Winz Technology Co., Limited, which have not yet been transferred. Lazar may assign all his rights and obligations under the Purchase Agreement with respect to the final closing (including the right to acquire 4,352,727 Purchase Shares and a Warrant, and the obligation to pay $2,394,000 to the Company in exchange for such Purchase Shares and Warrant) to one or more Lazar Transferees.

Use of proceeds

Pursuant to the terms of the Purchase Agreement, all of the proceeds from sale of the Purchase Shares and Warrants are required to be used to pay the Company’s obligations under a number of settlement agreements with operating partners, venders, certain employees, consultants and officers and directors of the Company.

Nasdaq Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on NASDAQ.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on NASDAQ.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.

The issuance of the Purchase Shares and the Warrant upon consummation of the final closing could cause the Company to be in violation of Nasdaq Listing Rule 5635(d), which prohibits us from issuing in a private offering more than 20% of our outstanding common stock at a price that is below the minimum price set forth in such rule without previously obtaining stockholder approval, and in violation of Nasdaq Listing Rule 5635(b). We are therefore asking our stockholders to approve for purposes of Nasdaq Listing Rule 5635(b) and 5635(d), the terms of (i) the Purchase Agreement, and (ii) the Warrants, as well as (iii) the issuance of the Purchase Shares the maximum number of shares of common stock issuable under the Warrants that are to be issued by the Company

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Nasdaq Compliance Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the Nasdaq Compliance Proposal.

PROPOSAL 3

APPROVAL OF THE 2021 PLAN AMENDMENT PROPOSAL (Item 3 on the Proxy Card)

Our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders to approve the amendments to the 2021 Plan to increase the total number of shares of common stock subject to the 2021 Plan by an additional 2,928,750 shares to ensure sufficient shares are available for future grants (the “Plan Amendment”).

On February 11, 2021, our Board and our stockholders approved our 2021 Plan as amended by Amendment No. 1 which was approved by our Board and stockholders on March 29, 2023. The 2021 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. The maximum number of shares of our common stock that may be subject to awards under the 2021 Plan is 2,850,000 (or 71,250 on a post-reverse split basis). The maximum number of shares that are subject to awards under the 2021 Plan is initially subject to an adjustment only as a result of reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock.

As of the Record Date, the maximum number of shares of our common stock that may be subject to awards under the 2021 Plan is equal to 2,850,000 (or 71,250 on a post-reverse split basis).

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Plan Amendment, which will increase the total number of shares subject to the 2021 Plan by an additional 2,928,750 so that an overall total of 3,000,000 shares will be subject to the 2021 Plan. In addition, the Plan Amendment will include an automatic increase of number of shares subject to the 2021 Plan at the beginning of each fiscal year beginning with the 2025 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, and (c) such number of shares determined by the Administrator no later than the last day of the immediately preceding fiscal year.

Having a sufficient number of shares under the 2021 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry. A copy of the Plan Amendment is attached to this proxy statement as Annex C.

Equity Compensation Plan Information

The table below sets forth information as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	29,250	$197.16	42,000
Equity compensation plans not approved by security holders	—	$—	—
Total	29,250	$197.16	42,000

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the 2021 Plan Amendment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the 2021 Plan Amendment Proposal.

PROPOSAL 4

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL (Item 4 on the Proxy Card)

Overview

The Reverse Stock Split Proposal is a proposal to approve the amendment to the Articles of Incorporation to provide for the Reverse Stock Split that will be at a ratio that is within the Split Ratio Range, the final determination of which shall be determined by the Board by filing with the Secretary of State of the State of Nevada a Certificate of Amendment to the Articles of Incorporation, substantially in the form of Annex D to this proxy statement. The Reverse Stock Split Proposal, if approved, would not immediately cause the Reverse Stock Split, but rather would grant authorization to our Board to effect the Reverse Stock Split (without reducing the number of authorized shares of our common stock) with a split ratio within the Split Ratio Range, if, and when determined by our Board. The Reverse Stock Split Proposal provides that our Board shall have sole discretion pursuant to Section 78.390 of the Nevada Revised Statutes (“NRS”) to elect, as it determines to be in the Company’s best interests, whether or not to effect the Reverse Stock Splits and the exchange ratios within the Split Ration Range, as soon as practicable. Our Board has deemed it advisable, approved and recommended that our stockholders adopt and is hereby soliciting stockholder approval of the Reverse Stock Split Amendment to, among other things, effect the Reverse Stock Split at a ratio within the Split Ratio Range, and to authorize the Board of Directors to effect the Reverse Stock Split at their discretion.

Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders and following such approval our Board determines that effecting the Reverse Stock Split is in the best interests of the Company and our stockholders, the Reverse Stock Split would become effective upon filing of the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Nevada. If the Board determines to file the Reverse Stock Split Certificate of Amendment, the Reverse Stock Split Certificate of Amendment would state the number of outstanding shares to be combined into one share of Common Stock, at the ratio approved by our Board within the Split Ratio Range. The Reverse Stock Split Certificate of Amendment would not change the par value of our common stock and would not impact the total number of authorized shares of our common stock. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of common stock.

Although we presently intend to effect the Reverse Stock Split when and if necessary to maintain compliance with The Nasdaq Stock Market LLC’s minimum bid price requirement (the “Minimum Bid Requirement”), under Section 78.390 of NRS, our Board will have a right not to effect the Reverse Stock Split, notwithstanding our stockholders’ adoption of the Reverse Stock Split Proposal, and to not file with the Secretary of State in the State of Nevada the Reverse Stock Split Amendment. Our Board may consider a variety of factors in determining whether or not to effect the Reverse Stock Split and if so, the appropriate range within the Split Ratio Range, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, business developments and our actual and projected financial performance.

Purpose and Overview of the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our common stock to continue our listing on The Nasdaq Capital Market. To maintain listing, The Nasdaq Capital Market requires, among other things, that our common stock maintain a minimum closing bid price of $1.00 per share. On November 25, 2024, the closing price for our common stock on The Nasdaq Capital Market was $1.20 per share.

Our Board is seeking stockholder adoption of the Reverse Stock Split Proposal in order to have the authority to effectuate the Reverse Stock Split as a means of increasing the share price of our common stock or maintaining the price of our common stock above $1.00, if the Board believes in the future that the Reverse Stock Split is necessary to maintain compliance with the Minimum Bid Requirement. We expect that the Reverse Stock Split would increase the bid price per share of our common stock and reduce the risk of our stock trading below $1.00 in the future, thereby satisfying or maintaining this listing requirement. However, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our common stock on The Nasdaq Capital Market. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that low per-share market price of our common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock.

We also believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per-share price of our common stock, we believe this increase would enhance our ability to attract and retain employees and service providers. Further, the Reverse Stock Split will result in additional authorized and unissued shares becoming available for general corporate purposes as the Board may determine from time to time, including for use under its equity compensation plans.

We believe that the decrease in the number of shares of our outstanding common stock because of the Reverse Stock Split, and the anticipated increase in the price per share, would possibly promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our common stock begins a declining trend after the Reverse Stock Split is effectuated.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.

We believe the Reverse Stock Split is the most likely way to assist the stock price in reaching the minimum bid level required by The Nasdaq Capital Market, although effecting the Reverse Stock Split cannot guarantee that we would be in compliance with the Minimum Bid Requirement for even the minimum ten-day trading period required by the Nasdaq Capital Market. Furthermore, the Reverse Stock Split cannot guarantee we would be in compliance with the market capitalization, net worth or stockholders’ equity criteria required to maintain our listing on The Nasdaq Capital Market.

If our common stock were delisted from The Nasdaq Capital Market, trading of our common stock would thereafter be conducted on the OTC Bulletin Board or the “pink sheets.” As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our common stock. To relist shares of our common stock on The Nasdaq Capital Market, we would be required to meet the initial listing requirements for either The Nasdaq Capital Market or The Nasdaq Global Market, which are more stringent than the maintenance requirements.

If our common stock were delisted from The Nasdaq Capital Market and the price of our common stock were below $5.00 at such time, such stock would come within the definition of “penny stock” as defined in the Exchange Act and would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. These additional sales practice restrictions would make trading in our common stock more difficult and the market less efficient.

In evaluating whether to seek stockholder approval of the Reverse Stock Split Proposal, our Board took into consideration negative factors associated with reverse stock splits. These factors include: (i) the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; (ii) the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; (iii) the Company’s previous experience of effectuating a reverse stock split; (iv) the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and (v) the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split Proposal, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect the Reverse Stock Split.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split, if completed, will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share would either exceed or remain in excess of the $1.00 minimum bid price per share as required to maintain the listing of our common stock on The Nasdaq Capital Market;

●	we would otherwise meet the requirements for continued listing of our common stock on The Nasdaq Capital Market;

●	the market price per share of our common stock after the Reverse Stock Split would rise in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split;

●	the Reverse Stock Split would result in a per-share price that would attract brokers and investors who do not trade in lower-priced stocks;

●	the Reverse Stock Split would result in a per-share price that would increase our ability to attract and retain employees and other service providers; or

●	the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, increasing the number of authorized but unissued shares of common stock. Therefore, the number of shares of our common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our common stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Articles of Incorporation, applicable law or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

The market price of our common stock is based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split.

Principal Effects of the Reverse Stock Split on the Market for Our Common Stock

On November 25, 2024, the closing price for our common stock on The Nasdaq Capital Market was $1.20 per share. By decreasing the number of shares of our common stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price would be increased. The greater the market price rises above $1.00 per share, the less risk that we would fail to meet the requirements for maintaining the listing of our common stock on The Nasdaq Capital Market. However, there can be no assurance that the market price of the common stock would rise to or maintain any particular level or that we would at all times be able to meet the requirements for maintaining the listing of our common stock on The Nasdaq Capital Market.

Principal Effects of the Reverse Stock Split on Our Common Stock; No Fractional Shares

If our stockholders approve the Reverse Stock Split Proposal, and if our Board decides to file the Reverse Stock Split Amendment with the Secretary of State of the state of Nevada and no additional shares of common stock were issued prior to such filing, the principal effect of the Reverse Stock Split Amendment would be to reduce the number of issued and outstanding shares of our common stock, depending on the Split Ratio Range set forth in the Reverse Stock Split Amendment, from 7,393,521 shares issued and 7,202,893 shares outstanding as of the Record Date to between 3,696,761 shares and 1,232,254 shares issued and 3,601,447 shares and 1,200,482 shares outstanding. If the Reverse Stock Split is effectuated, the total number of shares of our common stock each stockholder holds would be reclassified automatically into the number of shares of our common stock equal to the number of shares of our common stock each stockholder held immediately prior to the Reverse Stock Split divided by the ratio approved by the Board within the Split Ratio Range and set forth in the applicable amendment.

Effecting the Reverse Stock Split will not change the total authorized number of shares of our common stock. However, the reduction in the issued and outstanding shares would provide more authorized shares available for future issuance. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of our securities, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders.

The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that the Reverse Stock Split results in such stockholder owning a fractional share, of which shall equal one whole share.

Principal Effects of the Reverse Stock Split on Outstanding Restricted Stock Units

As of the Record Date, we had 29,250 restricted stock units outstanding, which will convert into 29,250 shares of our common stock upon vesting. Under the terms of the restricted stock units, when the reverse stock split becomes effective, the number of shares of our common stock covered by each of them would be divided by the number of shares being combined into one share of our common stock in the Reverse Stock Split. The number of shares reserved under our 2021 Plan would decrease by the ratio approved by the Board within the Split Ratio Range.

Principal Effects of the Reverse Stock Split on Legal Ability to Pay Dividends

In February 2024, the Board declared a 50% stock dividend for distribution to all of the Company’s stockholders of record at the close of business on February 12, 2024. On March 1, 2024, 1,609,817 shares were issued to stockholders per the dividend. Since then, our Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash or other property to holders of common stock, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split would have any effect with respect to future distributions, if any, to holders of our common stock.

Accounting Matters

The Reverse Stock Split would not affect the par value of our common stock, which would remain unchanged at $0.0001 per share. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock would be reduced by the ratio approved by the Board within the Split Ratio Range.

In other words, stated capital would be reduced by the ratio approved by the Board within the Split Ratio Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.

Beneficial Holders of Our Common Stock (Stockholders Who Hold in “Street Name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a broker, in the same manner as registered stockholders whose shares are registered in their names. Brokers would be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, brokers may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. Stockholders holding shares of our common stock with a broker and having any questions in this regard should contact their broker.

Registered “Book-Entry” Holders of Our Common Stock

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If such a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement would automatically be sent to such stockholder’s address of record indicating the number of shares of our common stock held following the Reverse Stock Split.

If such a stockholder is entitled to a payment in lieu of any fractional share interest, a check would be mailed to the stockholder’s registered address as soon as practicable after the effective time of the Reverse Stock Split. By signing and cashing the check, stockholders would warrant that they owned the shares of our common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. No stockholders would be entitled to receive interest for the period of time between the effective time of the Reverse Stock Split and the date payment is received.

No Dissenters’ Rights

Under Nevada law, our stockholders are not entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

For purposes of this summary a “non-U.S. holder” is any beneficial owner of our common stock that is not a “U.S. holder.” A “U.S. holder” is any of the following:

●	an individual who is or is treated as a citizen or resident of the United States;

●	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (i) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States Persons” have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect to be treated as “United States Persons” for U.S. federal income tax purposes.

This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Code (as defined above), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.

Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the Reverse Stock Split. In addition, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

A U.S. holder that receives cash in lieu of a fractional share of common stock in the Reverse Stock Split generally will be treated as having received such fractional share and then as having received such cash in redemption of such fractional share interest. A U.S. holder generally will recognize gain or loss measured by the difference between the amount of cash received and the portion of the basis of the pre-Reverse Stock Split common stock allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period in our common stock surrendered in the Reverse Stock Split was greater than one year as of the date of the exchange.

U.S. Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax at the rate specified in the Code on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss upon completion of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment or fixed base in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

U.S. Information Reporting and Backup Withholding Tax

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Reverse Stock Split Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 5

APPROVAL OF THE AUDITOR APPOINTMENT PROPOSAL (Item 5 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of dbbmckennon as our independent registered public accounting firm for fiscal year 2024.

The Audit Committee is responsible for selecting the Company’s independent auditors. In 2023, the Audit Committee appointed dbbmckennon as the independent auditors of the Company for the 2024 fiscal year. Although shareholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of dbbmckennon or ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.

The Company expects representatives of dbbmckennon to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

dbbmckennon served as our independent registered public accounting firm to audit our books and accounts for the fiscal years ended December 31, 2023 and 2022. The table below presents the aggregate fees billed for professional services rendered by dbbmckennon for fiscal years 2023 and 2022.

	2023	2022
Audit fees	$233,473	$43,028
Audit-related fees	-	-
All other fees	-	-
Total fees	$233,473	$43,028

In the above tables, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories. All audit fees are pre-approved by the audit committee.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

All of the services provided above under the caption “Audit-Related Fees” were approved by our Board or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Auditor Appointment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT PROPOSAL (Item 6 on the Proxy Card)

Proposal 6 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to any of Proposals 1 through 5.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposals 1 through 5 (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 through 5 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 6 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the approval of the Adjournment.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to LQR House Inc., Investor Relations, 6800 Indian Creek Drive, Unit 101, Miami Beach, Florida 33141 or by calling Investor Relations at (786)-389-9771, or by sending an e-mail to info@lqrhouse.com.

Stockholder Proposals for Consideration at the 2025 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at LQR House Inc., Investor Relations, 6800 Indian Creek Drive, Unit 101, Miami Beach, Florida 33141 by September 17, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to our Secretary at our principal executive offices and you must include information set forth in our bylaws. See “Corporate Governance – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws.

If the 2025 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. Assuming that our 2025 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by September 17, 2025.

You may contact LQR House’s Secretary at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report: A copy of our 2023 Annual Report, as filed with the SEC on April 1, 2024, is available to stockholders without charge upon written request directed to our Secretary at 6800 Indian Creek Drive, Unit 101, Miami Beach, Florida 33141 or by phone at (786) 389-9771. The Company makes available free of charge on or through its website, www.lqrhouse.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2024 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Sean Dollinger
Sean Dollinger

Chairman of the Board

Annex A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 15, 2024 (the “Effective Date”), between LQR House, Inc. a Nevada corporation (the “Company”), and Mr. David Lazar, an individual resident in Panama, or his assignee (the “Purchaser” or “Lazar”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the applicable regulations under the U.S. Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, it is also understood by the parties that the Company is entering into this Agreement in order to provide for the issuance and sale by the Company of the Securities (as defined below) in an “offshore transaction” within the meaning of Regulation S.

WHEREAS, the directors of the Company (the “Company Directors”) will appoint Lazar to the Company’s Board of Directors (the “Board”) prior to the execution and effectiveness of this Agreement.

WHEREAS, it is the intention of the parties hereto that Lazar’s acquisition of Securities under the Transaction Documents (as defined below) shall be exempt from Section 16(b) of the U.S. Securities Exchange of Act 1934, as amended (the “Exchange Act”), and, accordingly, prior to the date of this Agreement, the Board unanimously adopted resolutions accepting the resignation of Jay Dhaliwal as a Director of the Company and appointing Lazar as President and a Director of the Company, and subsequently approving Lazar’s acquisition of Securities hereunder and exempting such acquisition from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 (the “Rule 16b-3 Exemption Approvals”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

I.1     Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning given such term in Section 4.7.

“Action” shall have the meaning given such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company or any authorized committee thereof.

“Business Day” means any day other than Saturday, Sunday, any day which is a federal legal holiday in the United States or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Closing” each has the meaning set forth in Section 2.3.

“Closing Date” means, with respect to each Closing, the Trading Day on which all of the Transaction Documents with respect to the applicable Closing, have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the applicable portion of the Purchase Price and (ii) the Company’s obligations to deliver the applicable portion of the Securities, in each case, have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, Common Stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Party” means all directors, officers, stockholders, employees, agents, and representatives, including, those directors comprising of the current board of the Company.

“Director’s Agreement” means the form of director’s agreement attached hereto as Exhibit A.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Escrow Agreement” means the Escrow Agreement dated the date hereof among Sichenzia Ross Ference Carmel LLP, as escrow agent, the Company and the Purchaser.

“Evaluation Date” shall have the meaning given such term in Section 3.1(s).

“Exchange Act” shall have the meaning given such term in the recitals.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options, restricted stock units or other equity awards to employees, consultants, contractors, advisors, officers or directors of the Company pursuant to any stock, option or equity plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise, exchange or conversion of any Securities issued hereunder, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.12(a) herein, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (d) the issuance of shares of Common Stock to existing holders of the Company’s securities in compliance with the terms of agreements entered into with, or instruments issued to, such holders, which agreements and instruments are set forth on Schedule I.1 attached hereto, and provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.12(a) herein (other than shares of Common Stock issuable to holders of the Company’s outstanding warrants upon the exercise of such warrants, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities) and (e) shares of Common Stock sold through the Company’s at-the-market sales facility up to an aggregate amount of $1,300,000, the shares of which are registered on the Company’s Registration Statement on Form S-3 (No. 333-282118) as long as such sales are at a price per share of $0.50 or greater.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning given such term in Section 3.1(h).

“Indebtedness” shall have the meaning given such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning given such term in Section 3.1(p).

“Liens” means an adverse claim, lien, charge, pledge, security interest, encumbrance, right of first refusal, or preemptive right.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning given such term in Section 3.1(n).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or, to the Company’s knowledge, threatened in writing, against the Company before or by any court, arbitrator, governmental, or administrative agency or regulatory authority.

“Purchaser” shall have the meaning set forth in the preamble.

“Purchaser Party” shall have the meaning given to such term in Section 4.10.

“Purchase Price” means, three million United States dollars (U.S.$3,000,000), payable in accordance with the terms herein in immediately available funds.

“Required Approvals” shall have the meaning given such term in Section 3.1(e).

“Required Minimum” means, as of any date, the number of Warrant Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning given such term in Section 3.1(h).

“Securities” means the Common Stock and the Warrant Shares.

“Securities Act” shall have the meaning given such term in the recitals.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Stockholder Approval” means all such approvals as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) or under applicable law from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents.

“Stockholders Meeting” means the meeting of the stockholders of the Company in which Stockholder Approval is voted on.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed by all or any of the Parties hereto in connection with the transactions contemplated hereunder.

“Transfer Agent” means Vstock Transfer, LLC., the current transfer agent of the Company, with a mailing address of: 18 Lafayette Place, Woodmere, New York 11598, and any successor transfer agent of the Company.

“Valuation Event” shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

(a) subdivides or combines the Common Stock;

(b) pays a dividend in shares of Common Stock or makes any other distribution of shares of Common Stock, except for dividends paid with respect to any series of preferred stock authorized by the Company, whether existing now or in the future;

(c) issues any options or other rights to subscribe for or purchase shares of Common Stock other than pursuant to this Agreement, and other than options or stock grants issued or issuable to directors, officers and employees pursuant to a stock option program, whereby the price per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such options or other rights shall be less than the Closing Price in effect immediately prior to such issuance;

(d) issues any securities convertible into or exchangeable for shares of Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the PPS in effect immediately prior to such issuance;

(e)  issues shares of Common Stock otherwise than as provided in the foregoing subsections (a) through (d), at a price per share less, or for other consideration lower, than the PPS in effect immediately prior to such issuance, or without consideration; or

(f)   makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company’s assets (other than under the circumstances provided for in the foregoing subsections (a) through (e).

“Variable Rate Transaction” shall have the meaning given such term in Section 4.13(b).

“VWAP” means, for any date, the price determined as follows: (a) if the Common Stock is then listed or quoted on a Trading Market, the weighted average daily volume weighted average price of the Common Stock for the five (5) Trading Days immediately preceding such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchaser at the Final Closing in accordance with Section 2.4 hereof, which Warrants shall be exercisable immediately upon issuance and have a term of exercise equal to five (5) years following the initial exercise date, in the form of Exhibit B attached hereto.

“Warrant Shares” means the Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

II.1    Purchase of Common Stock. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase five million four hundred and fifty four thousand five hundred and forty five (5,454,545) shares of Common Stock for three million (3,000,000) dollars, at a price of $0.55 per share (the “PPS”).

II.2    Warrant Coverage. At the Final Closing, the Company shall issue Purchaser Warrants to acquire up to an additional ten million nine hundred and nine thousand and ninety (10,909,090) shares of Common Stock at a fixed exercise price per share equal to the PPS.

II.3    Closing. The Closings shall take place in two stages as set forth below (respectively, the “First Closing” and the “Final Closing”, and each a “Closing”). On the Closing Date applicable to the First Closing, upon the terms and subject to the conditions set forth herein, Purchaser shall transfer the portion of the Purchase Price applicable to the First Closing in the manner set forth in Section 2.4(b)(i) , and the Company shall deliver to Purchaser such number of shares of Common Stock, with respect to such Closing, in accordance with Section 2.4, and the Company and Purchaser shall deliver the other items set forth in Section 2.4 that are deliverable at the applicable Closing. Seven (7) calendar days prior to the initial Stockholders Meeting, Purchaser shall transfer the portion of the Purchase Price applicable to the Final Closing in the manner set forth in Section 2.4(b)(ii), and at the Final Closing the Company shall deliver to Purchaser such number of shares of Common Stock, with respect to such Closing along with the number of Warrants, in accordance with Section 2.4, and the Company and Purchaser shall deliver the other items set forth in Section 2.4 that are deliverable at the Final Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.1 and 2.4, each Closing shall take place remotely by electronic transfer of the Closing deliverables and documentation.

(a) First Closing. The First Closing shall be for $606,000 of the Purchase Price for the issuance of one million one hundred and one thousand eight hundred eighteen (1,101,818) shares of Common Stock, which is less than 20% of the issued and oustanding voting shares of Common Stock of the Company immediately prior to the First Closing (the “First Closing Shares”), and shall occur no later than October 16, 2024.

II.4    (b) Final Closing. The Final Closing shall be for the remaining $2,394,000 cash of the Purchase Price, for the issuance of an additional four million three hundred fifty two thousand seven hundred twenty seven (4,352,727) shares of Common Stock of the Company (the “Final Closing Shares” and together with the First Closing Shares, the “Total Closing Shares”) and shall occur the Business Day after Stockholder Approval has been obtained by the Company. Deliverables.

(a) On or prior to each Closing Date (except as indicated below), the Company shall deliver or cause to be delivered to Purchaser the following:

(i) as of each Closing, an instruction letter executed by the Company to its transafer agent intstructing the transfer agent to issue on such Closing Datea portion of the Common Stock based on the portion of the Purchase Price paid at the applicable Closing;

(ii) as of the First Closing, all reasonably required waivers and/or settlement agreements with the Company’s officers and directors, and where applicable, creditors, vendors and employees;

(iii) as of the First Closing, a copy of the Company’s Amended and Restated Bylaws or of a Board resolution fixing the number of directors on the Company’s Board of Directors at seven (7);

(iv) as of the First Closing, a copy of the executed settlement and release agreements set forth on Schedule 2.4 attached hereto (which Schedule shall not be deemed to limit Section 2.4(a)(ii) above), in a form acceptable by Lazar;

(v) as to the Final Closing, a duly executed Warrant registered in the name of the Purchaser to purchase the Warrants Shares;

(vi) as to the Final Closing, timely delivered and duly executed copies of the documents set forth under Section 4.7 (Use of Proceeds; Working Capital) below; and

(vii) as to the First Closing only, a copy of resolutions of Company’s Board of Directors (A) authorizing Company’s execution, delivery, and performance of this Agreement and approval of all of the terms and provisions thereunder, including, inter alia, the authorization and issuance of the Securities as well as the authorization of a right for the Purchaser to sell, assign or otherwise transfer either the Securities (as well as any Common Stock underlying any such Securities)and/or its rights to acquire the Securities (as well as any Common Stock underlying any such Securities) pursuant to this agreement (the “Securities Purchase Rights”), including by way of option for Purchaser to sell and/or a transferee thereof to purchase, the Securities Purchase Rights (the “Securities Purchase Rights Transfer Right”), (B) with respect to Section 3.1(y), (C) the Rule 16b-3 Exemption Approvals, which resolutions shall be prepared and adopted in the form set forth on Schedule 2.4(a)(ix) attached hereto, (D) the appointment of the individuals listed on Schedule 2.4(a)(vi) as members of the Board of Directors (the “New Directors”), which, by their terms, will be effective as of the date set forth on Schedule 2.4(a) (vi), , (E) a Director’s Agreement, in the form attached hereto as Exhibit A for the New Directors, and (F) copies of Jay Dhaliwal’s resignation as a member of the Board of Directors, which, by its terms, will be effective as of the First Closing in the form reasonably satisfactory to the Purchaser.

(b) On or prior to each Closing Date (except as indicated below), Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) On or prior to the First Closing, the portion of the Purchase Price to be paid with respect to the First Closing by wire transfer to the account as specified in writing by the Company; it being clarified that such Purchase Price shall be for the benefit of the Company to use as per the flow of funds included as Exhibit C.

(ii) Seven (7) calendar days prior to the initial Stockholders Meeting, the Purchase Price to be paid with respect to the Final Closing by wire transfer to the account specified in the Escrow Agreement; it being clarified that, subject to Final Closing and only upon thereof, such Purchase Price shall be for the benefit of the Company to use as per the flow of funds included as Exhibit C.

(iii) As of the First Closing, duly executed Directors Agreements for the New Directors, as well as an employment agreement for Purchaser in the form attached hereto as Exhibit D.

(iv) As of the First Closing, the Escrow Agreement duly executed by the Purchaser.

II.5    Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on each Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

(ii) all obligations, covenants and agreements of Purchaser required to be performed at or prior to the applicable Closing Date shall have been performed; and

(iii) the delivery by Purchaser of the items set forth in Section 2.4(b).

(b) The obligations of the Purchaser hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on each Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.4 (a);

(iv) there shall have been no Material Adverse Effect with respect to the Company;

(v) as to the Final Closing only, other than with respect to such notices previously disclosed on a Form 8-K, and which are set forth on Schedule 2.5(b)(v) from the date hereof to the Final Closing Date, the Company shall not have received any new notice from the Trading Market that the Company is not in compliance with respect to any of the listing requirements applicable to the Company’s Trading Market;

(vi) from the date hereof to each applicable Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred after the date of this Agreement any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Purchaser, makes it impracticable or inadvisable to purchase any of the Securities at the Closing; and

(vii) the Company shall have not be named as defendant in a claim that could reasonably have a Material Adverse Effect on the Company.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

III.1    Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to Purchaser:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company, if any, and their respective jurisdictions of incorporation or organization are set forth on Schedule 3.1(a). Other than as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and, all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries or has no control over such subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and, other than as set forth on Schedule 3.1(b), each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Other than as set forth on Schedule 3.1(b), neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company, and other than as set forth on Schedule 3.1(b), any Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, liabilities or condition (financial or otherwise) of the Company and any Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) ; provided, that a change in the market price or trading volume of the Common Stock alone shall not be deemd to constitute a Material Adverse Effect; and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.5, (ii) the receipt of consent from those parties set forth on Schedule 3.1(e)(ii) of the Company Disclosure Schedules, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities for trading thereon in the time and manner required thereby, (iv) the Stockholder Approval, and (v) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Total Closing Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of any Lien imposed by the Company. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of any Lien imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares at least equal to the Required Minimum on the date hereof.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 3.1(g):

(i)	The Company has not issued any capital stock since filing its Form 10-Q for the period ending June 30, 2024, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

(ii)	Except as a result of the purchase and sale of the Securities there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary.

(iii)	The issuance and sale of the Securities pursuant to this Agreement will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser).

(iv)	There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary.

(v)	There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary.

(vi)	The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(vii)	All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(viii)	No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Common Stock and the Warrants; and, other than with respect to the Stockholder Approval at the Stockholders Meeteting, no further approval or authorization of any stockholder is required for the issuance of the Warrant Shares.

(ix)	There are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. Other than as set forth on Schedule 3.1(h), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth on Schedule 3.1(i): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting in any material respect, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or any Subsidiary, or their respective businesses, prospects, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j)  Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(j), (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that could result in a Material Adverse Effect. Except as set forth on Schedule 3.1(j), there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)  Labor Relations. Except as set forth on Schedule 3(k), no labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)  Compliance. Except as set forth on Schedule 3.1(l) of the Company Disclosure Schedules and to the Company’s knowledge, the Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has, to the Company’s knowledge, not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)  Environmental Laws. To the knowledge of the Company, the Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) has received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)  Regulatory Permits. Except as set forth on Schedule 3.1(n), the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)  Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities currently held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company are in compliance in all material respects.

(p)  Intellectual Property. The Company has rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as are necessary or required for use in connection with the Company’s business as currently contemplated and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except as could not have or reasonably be expected to not have a Material Adverse Effect. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)  Insurance. The Company and any Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage in an amount deemed commercially reasonable. Subject to the availablility of sufficient proceeds from the transactions contemplated hereby and any other capital financing by the Company, neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)  Offering Exemption. Subject to the accuracy of the representations of the Purchaser set forth in this Agreement, the offer, sale and issuance of the Securities to be issued in conformity with the terms of this Agreement constitute transactions which are exempt from the registration requirements of the Securities Act and from all applicable state registration or qualification requirements. The Company has implemented all necessary offering restrictions applicable to the transactions contemplated by this Agreement under Regulation S promulgated under the Securities Act. Subject to the receipt of the Stockholder Approval, the issuance and sale of the Securities hereunder will not contravene the rules and regulations of the Trading Market.

(s)  Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(s), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(t)  Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date, except in each case as disclosed in the Company’s SEC Reports. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

(u)  Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(v)  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not be required to register as an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w)  Registration Rights. Except as set forth on Schedule 3.1(w), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x)  Listing and Maintenance Requirements. Except as set forth on Schedule 3.1(x), the Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports or on Schedule 3.1(x), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company has taken commercially reasonable efforts to reach compliance with the listing or maintenance requirements in the foreseeable future. To the Company’s knowledge, the Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y)  Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser’s and the Company’s fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(z)  Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchaser in writing regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct, in all material respects. All of the disclosure by the Company in the SEC Reports is true and correct, in all material respects, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading.

(aa)  No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb)  Solvency. Based on the financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, the fair saleable value of the Company’s assets (including the proceeds from the sale of Securities hereunder) exceeds the amount that will be required to be paid on or in respect of the Company’s existing known debts and other liabilities (including known contingent liabilities) as they mature as of the Closing Date. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of fifty thousand U.S. dollars ($50,000) (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of fifty thousand U.S. dollars ($50,000) due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3.1(bb) of the Company Disclosure Schedule, the Company is not in default with respect to any Indebtedness.

(cc)  Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd)  Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ee)  Accountants. The Company’s independent accounting firm is dbbmckennon. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) expressed its opinion with respect to the financial statements that were included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023.

(ff)  Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Purchaser or any of Purchaser’s representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg)  [Reserved].

(hh)  Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ii)  No General Solicitation or Directed Selling Efforts. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising or “directed selling efforts” (as defined in Rule 902(c) of Regulation S). The Company has offered the Securities for sale only to the Purchaser.

(jj)  Stock Option Plans. Each stock option granted by the Company under the Company’s equity incentive plans was granted (i) in accordance with the terms of the Company’s equity incentive plans and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s equity incentive plans has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(kk)  Cybersecurity. To the knowledge and belief of the Company, (i)(x) there has been no security breach or other compromise of or relating to any of the Company’s material information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Company), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company ]have not been notified in writing of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company is presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company has implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company has implemented backup and disaster recovery technology consistent with industry standards and practices.

(ll)  Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(mm)  U.S. Real Property Holding Corporation. The Company is not or has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(nn)  Bank Holding Company Act. Neither the Company nor any of its Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo)  Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

III.2    Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)  Organization; Authority. Purchaser has the right and legal capacity to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. Each Transaction Document to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof or thereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Understandings or Arrangements. Purchaser is acquiring the Securities in compliance with applicable securities laws, and in the ordinary course of its business. Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to act upon its Securities Purchase Rights Transfer Right, to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c)  Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is, it will be either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. In addition Purchaser has purchased the Securities pursuant to Regulation S, and Purchaser represents and warrants that (i) at the time he, she or it was offered the Securities he, she or it was not, as of the date hereof it is not, and throughout the Closing Date he, she or it will continue not to be, a “U.S. Person” as that term is defined in Rule 902 of Regulation S, and (ii) he, she or it has, and will at all times have, executed all documents (including this Agreement) outside of the United States.

(d)  General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Purchaser, any other general solicitation or general advertising. In addition, Purchaser is not purchasing the Securities as a result of any “directed selling efforts” (as defined in Rule 902(c) of Regulation S) in the United States.

(e)  Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)  Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g)  Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, and/or (ii) a transfer made pursuant to the Securities Purchase Rights Transfer Right, Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, to any transferee of Purchaser pursuant to the Securities Purchase Rights Transfer Right, or to such Purchaser’s and/or transferee’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser and/or transferee has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(h)  Director Independence. Each of the New Directors (other than the Purchaser), are, and, at the time of the First Closing, will be “independent” under the rules and regulations of the Trading Market and applicable securities laws.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

IV.1 Restrictive Legends. The Purchaser agrees that the Common Stock and Warrants, and any Warrant Shares, issued pursuant to Regulation S, shall each bear legends stating that transfer of those Securities is restricted, substantially as follows:

THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION/EXERCISE OF THIS SECURITY IS PROHIBITED, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

IV.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions, and that the number of shares of Common Stock issuable pursuant to this Agreement and/or the Warrants may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the date of the Stockholders Meeting. The Company’s executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to Section 2.2(c), its obligation to issue the shares of Common Stock pursuant to this agreement, including the Warrant Shares, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company. The Company further specifically acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Warrant Shares and/or any additional shares of Common Stock as a result of anti-dilution and/or share price protection provisions pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchaser or any transferee thereof, and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

I.2 Furnishing of Information; Public Information. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act, except in the event that the Company consummates (in each case on or after the date as of which the Purchasers may sell all of their Securities without restriction or limitation pursuant to Rule 144): (a) any transaction or series of related transactions as a result of which any Person (together with its Affiliates) acquires then outstanding securities of the Company representing more than fifty percent (50%) of the voting control of the Company; (b) a merger or reorganization of the Company with one or more other entities in which the Company is not the surviving entity; or (c) a sale of all or substantially all of the assets of the Company, where the consummation of such transaction results in the Company no longer being subject to the reporting requirements of the Exchange Act.

IV.3  Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

IV.4  Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchaser in order to exercise the Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. No additional information or instructions shall be required of the Purchaser or transferee thereof to exercise any of its Warrants. The Company shall honor the exercise of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

IV.5   Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees, Affiliates or agents, and the Purchaser or any transferee thereof, shall terminate and be of no further force or effect. The Company understands and confirms that Purchaser or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right, shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right, as applicable) shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor Purchaser (nor any transferee thereof pursuant to the Securities Purchase Rights Transfer Right) shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right), or without the prior consent of Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right), with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser (nor of any transferee thereof pursuant to the Securities Purchase Rights Transfer Right), or include the name of Purchaser (or of any transferee thereof pursuant to the Securities Purchase Rights Transfer Right) in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of Purchaser (or of any transferee thereof pursuant to the Securities Purchase Rights Transfer Right, as applicable), except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right) with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right) regarding such disclosure.

IV.6  Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right) is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

IV.7  Use of Proceeds; Working Capital.

(a)  The Company shall use the net proceeds from the sale of the Securities hereunder solely as set forth on Exhibit C which reflects the aggregate indebtedness of the Company outstanding as of the Final Closing Date as reflected in executed pay-off letters from the holders of such indebtedness in form and substance satisfactory to Purchaser (“Closing Indebtedness Pay-Off Amount”), and, and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations

(b) Without limiting the above and with no prejudice thereto, it is clarified and agreed by the Parties hereto that at the Final Closing, after funding the Purchase Price and the payments of the Closing Indebtedness Pay-Off Amount, the Company shall have a cash balance of at least $500,000 (the “Closing Cash Balance”) with no accounts receivable outstanding, and all other accounts payable and accruals paid off to zero balance at Final Closing (provided that any expenses payable to the Purchaser pursuant to Section 5.1 shall be payable from the Closing Cash Balance and may reduce such amount to less than $500,000) .

(c) The Company will, in good faith and in consultation with Purchaser, prepare and deliver to Purchaser within three (3) days before the Final Closing Date (i) a calculation of the Closing Indebtedness Pay-Off Amount (the “Estimated Closing Indebtedness Pay-Off Amount”), (ii) a calculation of the Closing Cash Amount (the “Estimated Closing Cash Amount”), and (iii) a calculation of the amount of unpaid transaction and/or litigation costs (the “Estimated Unpaid Transaction Costs Amount”), (collectively, the items in clauses (i)—(iii) are referred to as the “Estimated Pre-Closing Adjustments”). The calculation of the Estimated Pre-Closing Adjustments will be prepared by the Company in accordance with the definitions set forth in this Agreement. If Purchaser disputes any portion of the Estimated Pre-Closing Adjustments prior to Closing, then Purchaser and the Company will negotiate in good faith in an effort to resolve any such dispute at or prior to Final Closing.

(d) At the Final Closing, the Company shall deliver to the Purchaser an unaudited, combined, consolidated estimated balance sheet of the Company (the “Preliminary Balance Sheet”) as of the Final Closing Date together with a certificate of the Company stating that the Preliminary Balance Sheet was prepared in accordance with GAAP so as to present fairly in all material respects the financial condition of Company on a consolidated combined basis as of such date.

(e) For avoidance of doubt it is clarified and agreed that any shortfall to the above noted Closing Cash Balance amount will initally come off the payment amount to Kbros, LLC set forth on Exhibit C, and to which will be the final Closing Indebtedness Pay-Off Amount disbursement made by the escrow agent. The Company undertakes to ensure that the executed settlement and release agreement of Kbros, LLC set forth on Schedule II.4 attached hereto shall contain provisions which reflect the above covenants and undertakings of the Company.

IV.8 Indemnification of The Company. Subject to the subsections of this Section 4.8, the Purchaser will indemnify and hold the Company and each Company Party harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Company Party may suffer or incur as a result of or relating to (a) any inaccuracy in or breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement or in the other Transaction Documents or (b) any action instituted against the Company in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Company Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Company Party may have with any such stockholder or any violations by such Company Party of state or federal securities laws or any conduct by such Company Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Company Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Party shall promptly notify the Purchaser in writing, and the Purchaser shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Company Party. Any Company Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Company Party except to the extent that (i) the employment thereof has been specifically authorized by the Purchaser in writing, (ii) the Purchaser has failed within ten days after notice from the Company Party to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Purchaser and the position of such Company Party, in which case the Purchaser shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Purchaser will not be liable to any Company Party under this Agreement (y) for any settlement by a Company Party effected without the Purchaser’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Company Party’s breach of any of the representations, warranties, covenants or agreements made by such Company Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Company Party against the Purchaser or others and any liabilities the Purchaser may be subject to pursuant to law.

IV.9 Indemnification of Purchaser. Subject to the subsections of this Section 4.9, the Company will indemnify and hold Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any inaccuracy in or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed within twenty (20) days after notice from the Purchaser Party to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

IV.10 Reservation and Listing of Securities.

(a) Except to the extent limited by the Company’s authorized shares of Common Stock, the Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or by laws to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the number of Total Common Shares plus the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be listed on such Trading Market as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing and (iv) use commercially reasonable efforts to maintain the listing of such Common Stock on such Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

IV.11 Certain Company Actions.

(a) Until the next duly convened annual meeting of the Company stockholders, without Purchaser’s consent, and except as contemplated by this Agreement, the Company shall not change the number of directors constituting the entire Board of Directors or fill any vacancy in the Board (except as set forth above in this Agreement), change the nature of Company’s operations, incur any debt for borrowed money, guarantee any obligation of any third party, issue any capital stock other than pursuant to obligations to issue Common Stock listed on Schedule 3.1(g) or pursuant to any Company equity incentive plan, issue or grant any instrument exercisable for or convertible into capital stock, or otherwise enter into any transaction other than in the ordinary course of business, amend its articles of incorporation, or bylaws, establish any account at any bank other than that set forth on Schedule 4.11 or change the banking signature authority from that set forth on Schedule 4.11, or agree to any of the foregoing.

(b) By no later than December 18, 2024, the Company will hold an annual or special meeting of the stockholders of the Company (the “Stockholders Meeting”) which will include, among other things, proposals for(i) obtaining Stockholder Approval, (ii) approving a reverse stock split of the Common Stock of the Company at a ratio of up to approximately 1 for 6, to be determined by the Board of Directors of the Company prior to finalizing the proxy statement for the Stockholders Meeting, and, following stockholder approval, to be implemented at the sole and absolute discretion of the Board of Directors, and (iii) increasing the number of shares of Common Stock available under the existing equity incentive plan.

(c) In the event all of the actions in Section IV.11(b) are not approved by the stockholders at the Stockholders Meeting, the Company shall use its reasonable best efforts to call another stockholder meeting (the “Second Meeting”) within seventy (70) days of the Stockholders Meeting for the purpose of obtaining the Required Approvals, with the recommendation of the Company’s Board of Directors that such proposals are approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement. If the Company does not obtain the Required Approvals at the Second Meeting, the Company shall call a meeting every seventy (70) days thereafter to seek the Required Approvals until there has been a total of four (4) meetings. Following the fourth (4th) such meeting, if the Required Approvals have yet to be obtained, the Company shall issue the Purchaser Warrants for the full number of Warrant Shares determined by Section 2.4(b)(v). However, Section 3(e) shall be deleted from the Warrant, and the Warrant Exercise Price shall be adjusted to equal the Minimum Price as defined under Nasdaq Rule 5635(d)(1)(A) plus $0.25. For purposes of clarity, the binding agreement specified in the definition of Minimum Preice is the Purchase Agreement.

IV.12 Subsequent Equity Sales.

(a) From the date hereof until one hundred and eighty (180) days after the Closing Date, without Purchaser’s consent, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents.

(b) From the date hereof until April 15, 2025, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction without the consent of the Purchaser. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security (other than in connection with a tock split, stock dividend or similar event) or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price. Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Unless Stockholder Approval has been obtained, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Warrant Exercise Price to the extent the holders of Warrants would not be permitted, pursuant to the terms and conditions of the Warrants, to exercise their respective outstanding Warrants, in full. Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(d) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

IV.13 Participation in Future Financing.

(a) From the date hereof until nine (9) months after the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, Indebtedness or a combination of units thereof (a “Subsequent Financing”), Purchaser shall have the right to participate therein up to an amount equal to twenty five percent (25%) of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing, as long as such participation does not violate applicable securities laws and regulations.

(b) At least four (4) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of Purchaser, and only upon a request by Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c) To participate in such Subsequent Financing, Purchaser must provide written notice to the Company, by not later than 5:30 p.m. (New York City time) on the second (2nd) Trading Day after Purchaser has received the Pre-Notice, that Purchaser wishes to participate in the Subsequent Financing, the amount of Purchaser’s participation, and representing and warranting that Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from Purchaser as of such second (2nd) Trading Day, Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d) If by 5:30 p.m. (New York City time) on the second (2nd) Trading Day after the Purchaser has received the Pre-Notice, notification by the Purchaser of its wish to participate in the Subsequent Financing (or to cause its designees to participate) is, in the aggregate, less than the total amount of the Participation Maximum, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e) The Company must provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser will again have the right of participation set forth above in this Section 4.14, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(f) The Company and Purchaser agree that if Purchaser elects to participate in a Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision that, directly or indirectly, will, or is intended to, exclude Purchaser from participating in a Subsequent Financing, including, but not limited to, provisions whereby Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of Purchaser.

(g) Notwithstanding anything to the contrary in this Section 4.13 and unless otherwise agreed to by Purchaser, the Company shall either confirm in writing to Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by Purchaser, such transaction shall be deemed to have been abandoned and Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

IV.14 Solvency. Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, intends to engage in any transaction following the Closing which is intended to negatively impact the solvency of the Company following the Closing.

IV.15 Certain Transactions and Confidentiality. Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5. Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.5, Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in this Agreement and the Disclosure Schedules (other than as disclosed to its legal and other representatives). Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) Purchaser makes no representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5; (ii) Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5; and (iii) Purchaser shall have no duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents after the issuance of the initial press release as described in Section 4.5.  Notwithstanding the foregoing, if Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

IV.16 Insurance. Following the Closing, the Company shall, and the Purchaser shall cause the Company to extend the Company’s existing director and officer insurance policies with coverage for the Company’s directors and officers as of immediately prior to the First Closing, in each case, and to the extent reasonably feasible commercially, with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the parties covered by the Company’s existing director and officer insurance policies and with respect to claims arising out of or relating to events which occurred before or at the First Closing (including in connection with the transactions contemplated by this Agreement).

ARTICLE V.

MISCELLANEOUS

V.1 Fees and Expenses.

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation, issuance and delivery of the certificates for the Securities to the Purchaser, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Purchaser, (ii) the filing for any required review of the offering of the Securities by FINRA (including the legal fees and filing fees and other disbursements of counsel for the Purchaser relating thereto), (iii) the fees and expenses incurred in connection with the listing of the Warrant Shares on Nasdaq, and (iv) the performance of the Company’s other obligations hereunder.

(b) The Company agrees to reimburse the Purchaser for all documented out-of-pocket expenses in connection with the fees and expenses reasonably incurred by Purchaser for the Purchaser’s outside legal counsel or other advisors, accountants, appraisers, etc. in connection with this Agreement or the transactions contemplated herein (the “Expense Reimbursement”); provided, that in no event shall Expense Reimbursement exceed $50,000, which shall be payable out of the Closing Cash Balance.

(c) Except as expressly set forth in the Transaction Documents to the contrary, including, inter alia, each Party shall otherwise pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

(d) The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion notice delivered by Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

V.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

V.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

V.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 5.4 shall be binding upon Purchaser and holder of Securities and the Company.

V.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

V.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser (other than by merger).Purchaser may assign any or all of its rights under this Agreement to any Person to whom Purchaser assigns or transfers any Securities, including, inter alia, pursuant to the Securities Purchase Rights Transfer Right, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities Purchase Rights and/or transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.

V.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced or waived by, any other Person, except for (i) a transferee or Purchaser pursuant to the Securities Purchase Rights Transfer Right, or (ii) as otherwise set forth in Section 4.10.

V.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

V.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the period of the applicable statute of limitations.

V.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file or other electronic signing crated on an alectronic platform (such as DocuSign), such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

V.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

V.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever Purchaser exercises a right, election, demand or option under a Transaction Document, and the Company does not timely perform its related obligations within the periods therein provided, then Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of Warrants, Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice.

V.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

V.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

V.15 Payment Set Aside. To the extent that the Company makes a payment or payments to Purchaser pursuant to any Transaction Document or Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

V.16 [Reserved]

V.17  Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

V.18  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken, or such right may be exercised on the next succeeding Business Day.

V.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LQR HOUSE, INC.		Address for Notice:
LQR House, Inc.
By:		6800 Indian Creek Dr. Suite 1E
Name:	Sean Dollinger	Miami Beach, FL 33141
Title:	Chief Executive Officer	Attention: Sean Dollinger, CEO
Email address: sean@seandollinger.com

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER:

DAVID LAZAR	Address for Notice:
Mr. David Lazar
30B, Tower 200 The Towers, Winston
Churchill, San Francisco, Paitilla,
Panama City, Panama. 07196

E-mail: david@activistinvestingllc.com

With a copy to (which shall not constitute notice):
ABZ Law Offices
Attn: Avraham Ben-Tzvi, Adv.
28 General Pierre Koenig, Floor 3
Jerusalem, Israel
E-mail: abz@abz-law.com

EXHIBIT A

DIRECTORS AGREEMENT

EXHIBIT B

WARRANT AGREEMENT

EXHIBIT C

FLOW OF FUNDS

EXHIBIT D

EMPLOYMENT AGREEMENT

Schedule II.4(a)(vi)

David Lazar

Avraham Ben-Tzvi

Annex B

FORM OF WARRANT

 THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION/EXERCISE OF THIS SECURITY IS PROHIBITED, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

WARRANT TO PURCHASE COMMON STOCK

LQR HOUSE INC.

Warrant Shares: 10,909,090	Initial Exercise Date: [ ●], 2024
Issue Date: [●], 2024

THIS WARRANT TO PURCHASE COMMON STOCK (this “Warrant”) certifies that, for value received, David Lazar or his assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after [•], 2024 (the “Initial Exercise Date”) and until the date which is five (5) years following the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from LQR House Inc., a company organized under the laws of the State of Nevada (the “Company”), up to additional ten million nine hundred and nine thousand and ninety (10,909,090) shares of Common Stock, par value $0.0001 per share, of the Company, per share, and any other class of securities into which such securities may hereafter be reclassified or changed (the “Warrant Shares”), as subject to adjustment hereunder. The purchase price of one Warrant Shares shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement by and between the Company and the Holder, dated October 15, 2024 (the “SPA”).

Section 2. Exercise.

(a) Exercise of Warrant

a). Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by electronic mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price (as defined in Section 2(b) herein) for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall, upon request of the Company, surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per Warrant Share under this Warrant shall be $0.55.

(c) Cashless Exercise. If at any time after the Issue Date and following a shareholder vote allowing for an issuance to the holder of greater than 19.99% of the issued and outstanding shares of the Company, as of the date hereof, there is a Change of Control, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

The term “Change of Control,” as used herein, shall mean any of (i) the sale of substantially all of the Company’s assets, (ii) the merger or acquisition of the Company by, with, or into another entity, (iii) a change in more than 50% of the board members existing immediately following the Issue Date, or (iv) the change in the voting control of the Company. For clarification purposes, the transaction contemplated with the Holder shall not be deemed a Change of Control.

If Warrant Shares are issued in such a “cashless exercise”, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause its Transfer Agent to issue the Warrant Shares subject to such exercise by physical delivery of a book entry statement showing such Warrant Shares registered in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise, to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”), provided, that the Company shall not be obligated to deliver the Warrant Shares hereunder unless the Company has received the aggregate Exercise Price on or before the Warrant Share Delivery Date. The Warrant Shares represented by the Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares represented by the Warrant Shares for all purposes, as of the date the Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price is received by the Warrant Share Delivery Date. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to deliver to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise; provided, however, that the Holder shall be required to return any Warrant Shares subject to any such rescinded exercise notice concurrently with the return to Holder of the aggregate Exercise Price paid to the Company for such Warrant Shares and the restoration of Holder’s right to acquire such Warrant Shares pursuant to this Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Depositary to deliver to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Warrant Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Warrant Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company with written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(v) No Fractional Shares or Scrip. No fractional Warrant Shares or Warrant Shares shall be issued upon the exercise of this Warrant. As to any fraction of a share of Common Stock which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share of Common Stock.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant shall be surrendered for exercise and accompanied by the Assignment Form attached hereto duly executed by the Holder, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Holder shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares, if any. The Company shall pay all applicable fees and expenses of the Transfer Agent in connection with the issuance of the Warrant Shares hereunder.

(vii) Closing of Books. The Company will not close its shareholder books or records in any manner that prevents the timely exercise of this Warrant pursuant to the terms hereof.

(e) [Reserved]

Section 3. Certain Adjustments.

(a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding and until this Warrant is exercised in full, pays a share dividend or otherwise makes a distribution or distributions on its Common Stock or any other equity or equity equivalent securities payable in Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), as applicable, (ii) subdivides outstanding Common Stock into a larger number of shares, as applicable, or (iii) issues by reclassification of Common Stock or any shares of capital stock of the Company, as applicable, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Stock, as applicable, (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock, as applicable, outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time until this Warrant is exercised in full, the Company grants, issues or sells any rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Pro Rata Distributions. During such time as this Warrant is outstanding until this Warrant is exercised in full, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution; provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent), and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation. To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Shares that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of a number of Common Stock equal to the amount of Warrant Shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock, as applicable, in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of shares of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(e) Adjustment Upon Issuance of Common Stock. If and whenever on or after the Issuance Date and prior to April 15, 2025 (the “Applicable Period”), the Company issues, sells or delivers, or in accordance with this Section 3 is deemed to have issued, sold or delivered, any Common Stock (including the issuance, sale or delivery of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued, sold or delivered) for a consideration per Warrant Share less than a price equal to the Exercise Price in effect immediately prior to such issuance, sale or delivery or deemed issuance, sale or delivery (such Exercise Price , as the case may be, then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to the New Issuance Price (as defined in Section 10).

For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and consideration per share under this Section 3(e)), the following shall be applicable:

(i) Issuance of Options. If the Company grants or sells any Options (other than Options that qualify as Excluded Securities) during the Applicable Period and the lowest price per share for which one Warrant Share is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such Warrant Share shall be deemed to be outstanding and to have been issued and sold or delivered by the Company at the time of the granting or sale of such Option for the New Issuance Price. For purposes of this Section 3(e)(i), the “lowest price per share for which one Warrant Share is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Warrant Share upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other person or entity) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other person or entity). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company issues or sells any Convertible Securities (other than Convertible Securities that qualify as Excluded Securities) during the Applicable Period and the lowest price per share for which one Warrant Share is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such Warrant Share shall be deemed to be outstanding and to have been issued and sold or delivered by the Company at the time of the issuance or sale of such Convertible Securities for the New Issuance Price. For the purposes of this Section 4.4(ii), the “lowest price per share for which one Warrant Share is issuable upon the conversion, exercise or exchange thereof” shall be equal to (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one Warrant Share upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other person or entity) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other person or entity). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of Warrants has been or is to be made pursuant to other provisions of this Section 4.4, except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue, sale or delivery.

(iii) Change in Option Price. If during the Applicable Period the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such revised terms been in effect. For purposes of this Section 4.4(iii), if the terms of any Option or Convertible Security that was outstanding as of the original issuance of the Warrants are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(e) shall be made if such adjustment would result in an increase in the Exercise Price, then in effect.

(f) Other Events. If any event occurs of the type contemplated by the provisions of Section 3(a), 3(b) or 3(c) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, Adjustment Rights, phantom stock rights or other rights with equity features to all holders of Common Stock for no consideration), then the Company’s Board of Directors will, at its discretion and in good faith, make an adjustment in the Exercise Price and the number of Warrant Shares or designate such additional consideration to be deemed issuable upon exercise of a Warrant, so as to protect the rights of the registered Holder. No adjustment to the Exercise Price will be made pursuant to more than one sub-section of this Section 4 in connection with a single issuance.

(g) Calculations. All calculations under this Section 3 shall be made to the nearest U.S.A cent or the nearest 1/100th of a share of Common Stock, as the case may be. For purposes of this Section 3, the number of shares of Common Stock, as applicable, deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock, as applicable, (excluding treasury shares, if any) issued and outstanding.

(h) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the shares of Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the shares of Common Stock, (C) the Company shall authorize the granting to all holders of the shares of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the shares of Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock are converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the shares of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to applicable laws, including applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney-in-fact and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within two (2) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney-in-fact. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) The shares of Common Stock issuable upon exercise of this Warrant may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or other applicable exemption or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Holder who agrees to sell or otherwise transfer the shares only in accordance with this Section 4 and who is an “accredited investor” (as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”)). Subject to the removal provisions set forth below, until such time as the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Act or otherwise may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate or other record for shares of Common Stock issuable upon exercise of this Warrant that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION/EXERCISE OF THIS SECURITY IS PROHIBITED, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate or other record therefore free of any transfer legend if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon exercise of this Warrant, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

Section 5. Miscellaneous.

(a) No Rights as Shareholder Until Exercise; No Settlement in Cash. Without prejudice to any adjustment provisions which are expressly set forth in Section 3, it is clarified that and understood by the Holder this Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i). In no event will the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken, or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares and underlying Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the applicable Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies hereunder or under applicable law or in equity. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any and all notices or other communications or deliveries to be provided by the holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at LQR House Inc. Attn: Sean Dollinger, 6800 Indian Creek Dr. Suite 1E, Miami Beach, FL 33141, E-mail: sean@lqrhouse.com, or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holder. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company or otherwise.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended, or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder of this Warrant, on the other hand.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Section 6. Certain Definitions.

As used herein, the following terms shall have the following meanings:

(i) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance, sale or delivery (or deemed issuance, sale or delivery in accordance with Section 3) of shares of Common Stock (other than rights of the type described in Sections 3(a) through 3(d) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights) but excluding anti-dilution and other similar rights (including pursuant to Section 3(e) of this Agreement).

(ii) “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and options to purchase shares of Common Stock may be issued to any employee, consultant, officer or director or other service provider for services provided to the Company in their capacity as such.

(iii) “Convertible Securities” means any notes, rights, warrants or other securities (other than Options) that are at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(iv). “Excluded Securities” means (1) shares of Common Stock or options or other rights to purchase shares of Common Stock or other awards issued to directors, officers, employees, consultants or other service providers of the Company in their capacity as such pursuant to an Approved Stock Plan, provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 15% of the shares of Common Stock issued and outstanding immediately prior to the date hereof and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder in each case other than pursuant to the terms hereof (including any anti-dilution provisions contained therein) and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the holders of Warrants; (2) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than options or other rights to purchase shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than options or other rights to purchase shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (1) above) is not lowered through the amendment or waiver of such Convertible Security, none of such Convertible Securities (other than options or other rights to purchase shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (1) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options or other rights to purchase shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (1) above) are otherwise materially changed in any manner that adversely affects any of the holders of Warrants; (3) shares of Common Stock issuable upon exercise of the Warrants; (4) securities issuable in connection with strategic license agreements, other partnering arrangements or acquisitions or mergers where the purchaser or acquirer of the securities in such issuance solely consists of (A) either (x) the actual participants in such strategic license, strategic alliance, strategic partnership or other partnering arrangements, (y) the actual owners of such assets or securities acquired in such acquisition or merger or (z) the stockholders, partners or members of the foregoing persons or entities and (B) number or amount of securities issued to such person or entity by the Company shall not be disproportionate (as determined in good faith by the Board of Directors of the Company) to either (x) the fair market value of such person’s or entity’s actual contribution to such strategic alliance or strategic partnership or (y) the proportional ownership of such assets or securities to be acquired by the Company, as applicable; provided, that, notwithstanding the foregoing, such purchaser or acquirer of the securities in such issuance shall not include any person regularly engaged in the business of buying or selling securities and (5) shares of Common Stock sold through the Company’s at-the-market sales facility, the shares of which are registered on the Company’s Registration Statement on Form S-3 (No. 333-282118), if such issuance is an Exempt Issuance or following receipt by the Company of the Purchaser’s written consent to such sales.

(v) “New Issuance Price” means a price (calculated to the nearest cent) determined in accordance with the following formula:

EP2 = EP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(a)	“EP2” shall mean the adjusted Exercise Price;

(b)	“EP1” shall mean the Exercise Price in effect immediately prior to such issuance of shares of Common Stock;

(c)	“A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of additional shares of Common Stock including the issuance, sale or delivery of shares of Common Stock owned or held by or for the account of the Company, (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(d)	“B” shall mean the number of shares of Common Stock that would have been issued if such additional shares of Common Stock had been issued at an Exercise Price equal to EP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by EP1); and

(e)	“C” shall mean the number of such additional shares of Common Stock issued in such transaction.

(vi) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(vii) “Trading Day” means any day on which the shares of Common Stock are traded on the Trading Market, or, if the Trading Market is not the principal trading market for the shares of Common Stock , then on the principal securities exchange or securities market in the United States on which the shares of Common Stock are then traded, provided that “Trading Day” shall not include any day on which the shares of Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the shares of Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 P.M., New York City time).

(x) “Trading Market” means NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, or the over-the counter quotation system.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

LQR HOUSE INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To: LQR House Inc.

[TRANSFER aGENT]

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment in the form of lawful money of the United States has been delivered to the Company in accordance with the terms of the Warrant.

(3) Please register and issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:                                                 _______________________________

(4)	The time of day this Notice of Exercise is being executed is:

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)

Address:	(Please Print)

Phone Number:

Email Address:

Dated:	_______________ __, ______

Holder’s Signature:_______________________

Holder’s Address:________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Annex C

AMENDMENT NO. 2 TO THE LQR HOUSE INC. 2021

STOCK OPTION AND INCENTIVE PLAN

[*], 2024

Subject to the approval of the stockholders (the “Stockholder Approval”) of LQR House Inc., a Nevada corporation (the “Company”), at the Company’s 2024 Annual Meeting of Stockholders, the LQR House Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”) is hereby amended as follows:

1. Section 3. Section 3.1 (a) of the 2021 Plan is hereby amended and restated in its entirety as follows:

“Stock Issuable. Subject to adjustment as provided in Section 3(b) of the Plan and the automatic increase set forth herein, the maximum aggregate number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000 shares. The number of shares of Stock available for issuance under the Plan will be increased on the first day of each fiscal year of the Company beginning with the 2025 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common  stock of the Company outstanding on the last day of the immediately preceding fiscal year, and (c) such number of shares of Stock determined by the Administrator no later than the last day of the immediately preceding fiscal year.”

Except as expressly amended hereby, the terms of the 2021 Plan shall be and remain unchanged and the 2021 Plan as amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

LQR HOUSE INC.

By:
Name:	Sean Dollinger
Title:	Chief Executive Officer

C-1

Annex D

FORM OF CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION OF

LQR HOUSE INC.

LQR House Inc., a corporation organized and existing in the State of Nevada (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is LQR House Inc. (the “Corporation”).

2.	The following second paragraph shall be added after the first paragraph of Article 8 of the Articles of Incorporation of the Corporation, as amended, to read as follows:

“Reverse Stock Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”), each share of the Corporation’s common stock, par value $0.0001 per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [____] (___)1 shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation (the “New Common Stock”) (the “Reverse Stock Split”). No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split; any fractional shares resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock, and all shares of Common Stock eliminated as a result of the Reverse Stock Split will be cancelled. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid. The Reverse Stock Split shall not have effect on the authorized number or par value of the capital stock of the Corporation.”

3.	Except as set forth in this Certificate of Amendment of Articles of Incorporation, the Articles of Incorporation of the Corporation, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed on [*], 2024.

By:
Name:	Sean Dolinger
Title:	Chief Executive Officer

[1]	The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between 1-for-2 and 1-for-6.

D-1

PROXY

LQR House Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2024

The undersigned Stockholder of LQR House Inc., a Nevada corporation, hereby appoints Sean Dollinger and Alexandra Hoffman, as attorneys and proxies with full power of substitution to vote all of the shares of Common Stock of LQR House Inc. which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of LQR House Inc. to be held via virtual meeting on December 16, 2024 at 2:00 p.m. Eastern Time, and at any adjournment or adjournments thereof. In order to attend the meeting, you must register at https://web.viewproxy.com/LQRHouse/2024 by 11:59 p.m. ET on December 15, 2024. On the day of the 2024 Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the 2024 Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "*QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING*".

This proxy is solicited on behalf of the Board of Directors.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Proxy Statement and our 2024 Annual Report are available at: https://web.viewproxy.com/LQRHouse/2024

Please mark your votes like this ☒

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, AND 6.

Proposal 1. To elect members of our Board of Directors to hold office until the 2024 Annual Meeting of Stockholders.

NOMINEES:	FOR	AGAINST	ABSTAIN
(1) Sean Dollinger	☐	☐	☐
(2) Alexandra Hoffman	☐	☐	☐
(3) Gary Herman	☐	☐	☐
(4) James Huber	☐	☐	☐
(5) James O'Brien	☐	☐	☐
(6) Hong Chun Yeung	☐	☐	☐
(7) Yilin Lu	☐	☐	☐
(8) David Lazar	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Please sign and date this Proxy below and return in the enclosed envelope.

Signature(s) must agree with the name(s) printed on this proxy. If signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such.

Date ______________________________, 2024

Signature ______________________________

____
(Signature of joint owner)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.fcrvote.com/LQR

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.